AUL American Series Fund, Inc.
Annual Report
December 31, 2001

This report and the financial statements contained herein are submitted for the general information of the Participants. The report is not to be distributed to prospective investors as sales literature unless accompanied or preceded by an effective prospectus of AUL American Series Fund, Inc., AUL American Unit Trust, AUL Individual Unit Trust, AUL American Individual Variable Life Unit Trust or AUL American Invividual Variable Annuity Unit Trust which contains further information concerning the sales charge, expenses, and other pertinent information.

Registered group and individual variable annuity and variable life contracts issued by American United Life Insurance Company (AUL) are distributed by OneAmerica Securities, Inc. Member NASD, SIPC, a wholly owned subsidiary of AUL.

Directors and Officers of AUL American Series Fund, Inc.
R. Stephen Radcliffe, Chairman of the Board and President
Dr. Ronald D. Anderson, Director
    Professor, Kelley School of Business
    Indiana University, Indianapolis, Indiana
James W. Murphy, Director
Constance E. Lund, Treasurer
James P. Shanahan, Director
Donald J. Stuhldreher, Director
    Retired President
    Huntington BancShares, Inc. Columbus, Ohio
Richard A. Wacker, Secretary

A Message
From
The Chairman of the Board
and President of
AUL American Series Fund, Inc.

During the past two years, investors have been faced with a series of extraordinary events that have profoundly affected our society, economy, and investment markets. We have witnessed the demise of the dot-com era, experienced a controversial presidential election and suffered through deplorable terrorist attacks. We also have had to grapple with anthrax threats and a war in Afghanistan.

These events had a negative impact on the stock market. After experiencing disappointing equity returns in 2000, investors were hoping for a rebound in 2001. However, these hopes faded quickly. The S&P 500, the Dow Jones Industrial Average and the NASDAQ Composite (three commonly used equity indices) posted negative returns during calendar 2001. These indices also posted negative returns in 2000, making this the first time we have had consecutive negative annual returns in these major stock indices since the 1970s.

For the second year in a row, bonds provided returns significantly higher than the typical equity fund. The average taxable bond fund earned 5.13% in 2001, 16% higher than the average stock fund. Overall, corporate bonds were the top-performing sector of the bond market, even though the credit quality of many borrowers suffered greatly as a result of the weakening economy and events such as the World Trade Center tragedy. The financial collapse of Enron Corporation, the largest company to ever file for bankruptcy, was another notable event in 2001.

As we enter 2002, we are cautiously optimistic. It is hoped that the combination of a stimulative monetary policy, tax cuts, declining inventory levels, and a successful war on terrorism will provide the necessary stimulus for positive economic growth and a fresh wave of bullishness for the stock market. Bonds should also benefit from an improving economic environment as the financial quality of corporate borrowers begins to improve. Bond prices are vulnerable, however, should interest rates move higher in reaction to a reversal later in the year of the Federal Reserve Banks current stimulative interest rate policy. We encourage your careful review of the Portfolio Managers comments on the following pages.

Investment performance for the AUL American Series Fund, Inc. for calendar 2001 was:
Equity Portfolio        11.3%    Tactical Asset Allocation Portfolio     3.2%
Money Market Portfolio   3.5%    Conservative Investor Portfolio         1.8%
Bond Portfolio           7.1%    Moderate Investor Portfolio            -2.0%
Managed Portfolio       10.6%    Aggressive Investor Portfolio          -5.7%

The performance numbers for the AUL American Series Fund, Inc. portfolios are net of investment advisory fees and other expenses paid by each portfolio but do not reflect specified contract charges and mortality and expense risk charges which may be incurred when investing in a variable annuity or variable life contract.
The tragic events of September 11 will remain forever etched in our memories. We at American United Life Insurance Company would like to express our heartfelt sympathy to everyone so personally affected.

                             /s/R. Stephen Radcliffe
                             R. Stephen Radcliffe
                             Chairman of the Board of Directors and President AUL American Series Fund, Inc.

Indianapolis, Indiana
January 31, 2002

A Message
From
Kathryn Hudspeth,
Portfolio Manager
of Equity Portfolio


The Equity Portfolio invests primarily in equity securities selected on the basis of fundamental investment research for their long-term growth prospects. The Portfolio uses a value style in selecting securities, concentrating on companies that appear undervalued compared to the market and to their own historic valuation levels.

As we close the books on the year 2001, most Americans will give a sigh of despair as they remember the tumultuous events that occurred last year. It was a year marked by terrorism, military action, the onset of global recession, and poor stock performance.

Until September 11, stock market performance looked like an extension of 2000. Investors were bearish and continued to reduce shares that had benefited from the 1990s bull market. The equity markets were closed for four days following the terrorist attacks, the longest shutdown in trading activity since 1933. When the markets were finally opened, it was an emotional time. However, stocks staged a remarkable rally during the fourth quarter as investors looked past current woes in hopes that an economic recovery was imminent.

Despite strong fourth quarter returns, it was not enough to lift the major equity indices out of negative territory for calendar 2001. The S&P 500, a broad equity index, posted a twelve month return of 11.9%, while the NASDAQ Composite declined 20.8%. Considering the S&P 500 also declined during calendar 2000, this marks the first time this index has experienced back-to-back negative annual returns since the 1973-1974 bear market.

Stock market woes had an obvious negative impact on the average equity mutual fund. According to Lipper, Inc., 83% of all U.S. stock funds posted negative returns last year, and the average stock mutual fund fell 10.89% during 2001.

The Equity Portfolio achieved a positive investment return of 11.3% last year, well in excess of the returns provided by the broad equity indices and the average stock fund. This Portfolio benefited from its focus on value investing which continued to outperform growth and the general market during 2001. The Equity Portfolio did not have a heavy concentration in technology names that performed poorly during the first nine months of the year. However, the Portfolio increased this exposure as the year progressed, selecting companies with low valuations and positive growth potential. This helped fourth quarter performance during the stock market rally. The Equity Portfolio also benefited from its holdings in cyclical industries such as apparel, basic materials, and auto parts.

Overall, the outlook for equities is reasonably good for 2002. The economy is finally expected to rebound sometime during the year as a result of a stimulus package from Congress, Fed rate cuts and lower energy prices. This should bode well for the stock market. And although investors should not expect to return to the twenty percent returns achieved in the late 1990s, a year of positive returns (even in the single digit range) would be applauded.

AUL American Series Fund, Inc. Equity Portfolio
                                      Equity              S&P 500
                                     Portfolio
One Year                               11.3%              (11.9%)
Five Years                             12.5%               10.7%
Ten Years                              12.8%               12.9%
Value of a hypothetical $10,000
investment made 12/31/91             $33,247             $33,725

The charts show the Equity Portfolios total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poors Corporation. Investors cannot directly invest in an index.

Performance numbers for the Equity Portfolio are net of all Portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so shares may be worth more or less than their original cost when redeemed.

A Message
From
Kent Adams,
Portfolio Manager
of Bond Portfolio

The Bond Portfolio invests primarily in U.S. Treasury and Agency bonds and notes, corporate bonds, and U.S. Agency-backed residential mortgage obligations. Portfolio holdings may range in maturity from overnight money market investments to bonds with maturities as long as thirty years. The average maturity of the Portfolio is shortened or lengthened depending on the outlook for interest rates. The mix of corporate bonds, U.S. Agencies and Treasuries, and mortgage-backed securities in the portfolio is altered depending on the relative attractiveness of these sectors.

The average quality of the Bond Portfolio is high with approximately 62% of the Portfolio invested in U.S. Treasury and Agency bonds and high quality mortgage-backed securities at year-end 2001. The remainder of the Portfolio was allocated to corporate bonds (35%) and short-term money market instruments (3%). Less than 6% of the Portfolio was invested in bonds rated below investment grade at year-end. The duration of the Portfolio was slightly shorter than the Lehman Aggregate Bond Indexs duration as of December 31, 2001.

For the second year in a row, bonds experienced excellent returns relative to the major stock indices. The Lehman Aggregate Bond Index returned over 8% in 2001 compared to an 11.9% decline in the S&P 500 Index and a 20.8% decline in the NASDAQ Composite. The average taxable bond fund earned 5.13% in 2001 based on preliminary data from Lipper Inc. The Bond Portfolio earned a return of 7.10%.

Corporate bonds were the top-performing sector of the bond market last year, despite the fact that many borrowers fared poorly in the weakening economy. Events such as the World Trade Center tragedy further dampened the prospects for many companies. The financial collapse of Enron was the most notable credit event in 2001, impacting a major number of bond market participants, including the Bond Portfolio. The Bond Portfolios position in Enron-supported bonds was equal to approximately 1.3% of the portfolio prior to the bankruptcy filing by Enron.

The Bond Portfolio is positioned cautiously from a maturity standpoint going into 2002. Although the economy is still weak, the Federal Reserve Bank is likely to be reaching the end of its interest rate reductions. The Portfolio remains over-weighted in bonds backed by corporate borrowers in anticipation of an improving economic environment for corporations as the year unfolds. The mortgage-backed securities sector, which represents a sizable 47% of the Bond Portfolio, performed well last year and should benefit from a stable to slightly higher interest rate environment this year.

AUL American Series Fund, Inc. Bond Portfolio
                                      Bond           Lehman
                                   Portfolio       Aggregate Index
One Year                              7.1%             8.4%
Five Years                            6.6%             7.4%
Ten Years                             6.6%             7.2%
Value of a hypothetical $10,000
investment made 12/31/91           $18,964          $20,104

The charts show the Bond Portfolios total returns, which include changes in share price and reinvestment of income and capital gains. Figures for the Lehman Aggregate Index, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance numbers for the Bond Portfolio are net of all Portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so shares may be worth more or less than their original cost when redeemed.

A Message From Kathryn Hudspeth and
Kent Adams, Portfolio Managers of
Managed and Tactical Asset Allocation Portfolios

Last year was an extremely volatile period for U.S. capital markets as investors had to contend with internal and external events that tested the very resolve of our nation. Although severely shaken, we are encouraged to witness the determination and pride of our government and the American people.

It is not surprising that these events had a negative impact on the economy and the stock market. The Federal Reserve initiated an aggressive stimulus policy at the beginning of 2001 indicating that it stood ready to provide the liquidity necessary to meet the economys needs. The Fed cut the Federal Funds rate on eleven occasions during 2001, lowering the rate from 6.50% to 1.75%, which represents the lowest level since 1961.

Sadly though, the Feds stimulative efforts were not enough. Economists at the National Bureau of Economic Research officially announced that the longest expansion in U.S. history finally came to an end last year as the U.S. economy sank into a recession.

The stock market started the year on a weak note as a slowdown in economic activity seemed inevitable. Although stocks staged an impressive comeback in the fourth quarter, 2000 and 2001 marked the worst two-year performance for the Dow Jones Industrial Average since 1977-1978 and the worst for the S&P 500 since 1973-1974.

For the second consecutive year, investment grade bonds provided positive returns and easily outperformed the broad equity market. The strength in bonds resulted primarily from the Federal Reserves year-long rate reduction campaign. The rate cuts sent bond prices, which move inversely to yields, soaring during the first nine months of the year. However, bond prices weakened in early November when signs of economic strength emerged.

Last years returns achieved by stocks and bonds exemplifies the importance of diversification. The S&P 500 declined 11.9% last year while the Lehman Aggregate Index increased 8.4%. Although the Managed Portfolio maintained an overweighting in stocks last year, it had a heavy emphasis in value stocks. Value investing, which emphasizes companies that appear undervalued compared to the market and to their own historic valuation levels, outperformed the broad equity indices last year. For calendar 2001, the Managed Portfolio achieved an investment return of 10.6%, outperforming both the S&P 500 and the Lehman Aggregate Index.

Most economists are expecting a turnaround in the economy, resulting in a fresh wave of bullishness for the stock market. Hopefully, this optimism will continue throughout 2002. While the Federal Reserves efforts to stimulate the economy helped bonds post healthy returns in 2001, they have left little room for additional rate cuts going forward. That would make for a more challenging environment for bonds in 2002.

The Tactical Asset Allocation Portfolio invests primarily in stocks, U.S. Government and corporate bonds, and money market investments. At year-end 2001, the breakdown of the Portfolio was 67% stocks, 27% bonds, and 6% cash and equivalents. Because of this diversification, the Portfolio earned a return of 3.2% in 2001, well above the average return for portfolios invested primarily in equities.

The percentage of equities in the Tactical Asset Allocation Portfolio was increased in the later half of 2001 and cash equivalents were reduced. The mix of invested assets in the Portfolio is currently being shifted to a value approach for equities and to a more diversified approach in the bond sector with increasing allocations to Treasuries, Agencies, and mortgage-backed securities.

AUL American Series Fund, Inc. Managed Portfolio

                                  Managed        S&P 500       Lehman
                                 Portfolio                 Aggregate Index
One Year                           10.6%          (11.9%)        8.4%
Five Years                         10.7%           10.7%         7.4%
Ten Years                          10.3%           12.9%         7.2%
Value of a hypothetical $10,000
investment made 12/31/91         $26,744         $33,725      $20,104

The charts show the Managed Portfolios total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poors Corporation. Figures for the Lehman Aggregate Index, an unmanaged index of government and corporate bonds, which are broad measures of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance numbers for the Managed Portfolio are net of all Portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, it would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so shares may be worth more or less than their original cost when redeemed.

       AUL American Series Fund, Inc. Tactical Asset Allocation Portfolio
                             Tactical Asset         S&P 500      Lehman
                          Allocation Portfolio               Inter._Govt. Index
One Year                          3.2%              (11.9%)       8.4%
Five Years                        6.8%               10.7%        7.1%
Since Inception (7/31/95)         8.8%               13.6%        6.9%
Value of a hypothetical $10,000
investment made 7/31/95         $17,134            $22,343     $15,354

The charts show the Tactical Asset Allocation Portfolios total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poors Corporation. Figures for the Lehman Intermediate Government Index, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index. The inception figures are from the Portfolios commencement of operations.

Performance numbers for the Tactical Asset Allocation Portfolio are net of all Portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so shares may be worth more or less than their original cost when redeemed.

A Message From Kathryn Hudspeth, Kent Adams, Susan Black, Jeff Rose, and Steve Bleiberg,Portfolio Managers of the Conservative Investor, Moderate Investor and Aggressive Investor Portfolios (LifeStyle Portfolios)

The three Lifestyle Portfolios are invested, in different proportions, in three broad asset categories equity securities, bonds, and money market instruments. Each of the Lifestyle Portfolios is designed to fit a different general risk profile. Investors are encouraged to choose the appropriate Portfolio or mix of Portfolios based upon their own risk/return profile.

The Lifestyle Portfolios offer a broadly diversified mix of financial assets representing both domestic and international equities as well as fixed income investments of varying maturity and quality. The risk (volatility) of returns increases as the investor moves from the Conservative Portfolio with its lower equity position to the Moderate and Aggressive Portfolios with their increasingly larger allocations to equities.

Investment grade bonds, high yield bonds, domestic growth stocks, international equities, and value stocks are each included in the asset allocations of the Lifestyle Portfolios. Allocations by sector for each of the portfolios are shown on the following page.

The domestic growth sector, managed by Credit Suisse Asset Management, emphasizes companies with improving earnings expectations among Wall Street analysts combined with the stability to deliver on those earnings expectations. The value sector of the Lifestyle Portfolios (managed by American United Life Insurance Company) focuses on medium sized companies that are undervalued relative to the marketplace. The Portfolios are further diversified through their exposure to international equity holdings (managed by Credit Suisse Asset Management).

The relative performance of the three Portfolios reflects the different risk characteristics of the individual Portfolios. The Conservative Portfolio proved the best at weathering the volatility equity markets experienced since the inception of these funds three and one-half years ago, registering the highest return of the three Portfolios. The Conservative Portfolio, with a larger percentage of its holdings invested in bonds, was the only one of the three Portfolios to show a positive return in 2001. Despite large weightings in equities, the Moderate and Aggressive Portfolios both outperformed the major stock indices by a wide margin last year due to the diversification of the Portfolios. In particular, the portion of each Portfolio invested using a value equity approach performed quite well in 2001.

                            Conservative     Moderate       Aggressive
                              Investor       Investor        Investor

Domestic Growth Stocks          15%            25%             34%
Value Stocks                    21%            26%             31%
International Equity Stocks      5%            10%             15%
Investment Grade Bonds          44%            29%             14%
High Yield Bonds                 5%             5%              4%
Money Market Instruments        10%             5%              2%

These allocations change, subject to the limitations shown in the prospectus, depending on market conditions.

         AUL American Series Fund, Inc. Conservative Investor Portfolio
                                  Conservative    Russell 3000    Lehman
                                    Investor                    Aggregate
                                    Portfolio                     Index

One Year                              1.8%          (11.5%)       8.4%
Three Years                           3.7%           (0.3%)       6.3%
Since Inception (3/31/98)             4.5%            2.3%        6.9%
Value of a hypothetical $10,000
investment made 3/31/98            $11,796         $10,877     $12,846

The charts show the Conservative Investor Portfolios total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the Russell 3000 Index, a performance measurement of the 3,000 largest publicly traded U.S. companies based on total market capitalization, include reinvestment of income and capital gains. Figures for the Lehman Aggregate Index, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index. The inception figures are from the Portfolios commencement of operations.

Performance numbers for the Conservative Investor Portfolio are net of all Portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so shares may be worth more or less than their original cost when redeemed.

           AUL American Series Fund, Inc. Moderate Investor Portfolio
                                    Moderate        Russell 3000    Lehman
                                    Investor                       Aggregate
                                    Portfolio                       Index

One Year                             (2.0%)            (11.5%)       8.4%
Three Years                           1.4%              (0.3%)       6.3%
Since Inception (3/31/98)             2.5%               2.3%        6.9%
Value of a hypothetical $10,000
investment made 3/31/98            $10,696            $10,877     $12,846

The charts show the Moderate Investor Portfolios total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the Russell 3000 Index, a performance measurement of the 3,000 largest publicly traded U.S. companies based on total market capitalization, include reinvestment of income and capital gains. Figures for the Lehman Aggregate Index, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index. The inception figures are from the Portfolios commencement of operations.

Performance numbers for the Moderate Investor Portfolio are net of all Portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so shares may be worth more or less than their original cost when redeemed.

          AUL American Series Fund, Inc. Aggressive Investor Portfolio
                                  Aggressive      Russell 3000    Lehman
                                   Investor                     Aggregate
                                   Portfolio                      Index

One Year                             (5.7%)          (11.5%)        8.4%
Three Years                          (0.3%)           (0.3%)        6.3%
Since Inception (3/31/98)             1.1%             2.3%         6.9%
Value of a hypothetical $10,000
investment made 3/31/98            $10,414          $10,877      $12,846

The charts show the Aggressive Investor Portfolios total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the Russell 3000 Index, a performance measurement of the 3,000 largest publicly traded U.S. companies based on total market capitalization, include reinvestment of income and capital gains. Figures for the Lehman Aggregate Index, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index.
The inception figures are from the Portfolios commencement of operations.

Performance numbers for the Aggressive Investor Portfolio are net of all Portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so shares may be worth more or less than their original cost when redeemed.

Report of Independent Accountants



The Shareholders and Board of Directors
AUL American Series Fund, Inc.

In our opinion, the accompanying statements of Assets and Liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Portfolio, Money Market Portfolio, Bond Portfolio, Managed Portfolio, Tactical Asset Allocation Portfolio, Conservative Investor Portfolio, Moderate Investor Portfolio, and Aggressive Investor Portfolio (constituting the AUL American Series Fund, Inc., hereafter referred to as the Fund) at December 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements)are the responsibility of the Funds management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                     /s/PricewaterhouseCoopers LLP

Indianapolis, Indiana
February 26, 2002

AUL American Series Fund, Inc.
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2001

                                    Portfolio


                                           Equity         Money Market         Bond          Managed         Tactical Asset
Assets:
Investments at value               $     114,635,319   $   190,670,504   $   77,754,399  $  90,779,774      $    4,736,788
Dividends and interest receivable            133,037           147,466          892,637        415,424              27,890
Other assets                                   2,511            22,868            2,427          1,384               3,021
Deferred organization costs                        0                 0                0              0                   0

Total assets                             114,770,867       190,840,838       78,649,463     91,196,582           4,767,699

Liabilities:
Distribution payable                               0             7,677                0              0              64,340
Payable for investments purchased                  0                 0          298,500              0                   0
Accrued investment advisory fees              50,091            69,765           33,981         39,045               3,350
Other payables                                     0                 0            5,707              0                   0
Accrued expenses                              91,992            87,906           43,129         61,877               4,719
Organization costs payable                         0                 0                0              0               1,138

Total liabilities                            142,083           165,348          381,317        100,922              73,547


Net Assets                        $      114,628,784   $   190,675,490    $  78,268,146   $ 91,095,660      $    4,694,152



Shares outstanding                         6,231,932       190,675,490        7,316,078      6,321,271             408,711


Net asset value per share         $            18.39   $          1.00    $       10.70   $      14.41      $        11.49


Investments at cost               $      100,239,983   $   190,670,504    $  78,009,821   $ 82,692,849      $    4,928,886



Analysis of Net Assets:
Proceeds from shares sold
and reinvested distributions      $      220,043,797   $ 2,327,662,955    $ 202,199,766   $152,308,992      $    9,405,484
Cost of shares redeemed                 (119,895,671)   (2,136,987,465)    (123,511,872)   (69,377,385)         (4,600,851)
Undistributed net investment
income                                        24,499                 0          125,840         22,887               1,717
Undistributed net realized
gain (loss)                                   60,823                 0         (290,166)        54,241              79,800
Unrealized appreciation
(depreciation)                            14,395,336                 0         (255,422)     8,086,925            (192,098)

                                  $      114,628,784   $   190,675,490    $  78,268,146   $ 91,095,660      $    4,694,152

    The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
STATEMENTS OF ASSETS AND LIABILITIES (continued)
December 31, 2001

                              LifeStyle Portfolios

                                     Conservative             Moderate         Aggressive
                                       Investor               Investor          Investor
Assets:
Investments at value              $    8,460,791       $       8,245,749   $   7,984,565
Dividends and interest receivable         61,093                  45,398          22,428
Other assets                               2,998                   3,098           3,226
Deferred organization costs                3,069                   3,069           3,069

Total assets                           8,527,951               8,297,314       8,013,288

Liabilities:
Distribution payable                           0                       0               0
Payable for investments purchased              0                       0               0
Accrued investment advisory fees           5,269                   5,086           4,883
Other payables                                 0                       0               0
Accrued expenses                          22,243                  21,613          20,760
Organization costs payable                 5,563                   5,563           5,563

Total liabilities                         33,075                  32,262          31,206


Net Assets                       $     8,494,876       $       8,265,052   $   7,982,082



Shares outstanding                       883,934                 904,928         912,720


Net asset value per share       $           9.61       $            9.13   $        8.75


Investments at cost             $      8,489,894       $       8,455,778   $   8,262,933


Analysis of Net Assets:
Proceeds from shares sold
and reinvested distributions    $     10,324,839       $      10,333,374   $   10,663,845
Cost of shares redeemed               (1,541,571)             (1,355,568)      (1,687,820)
Undistributed net investment
income                                     6,550                   2,902           14,624
Undistributed net realized
gain (loss)                             (265,839)               (505,627)        (730,198)
Unrealized appreciation
(depreciation)                           (29,103)               (210,029)        (278,369)

                                $      8,494,876       $       8,265,052   $    7,982,082

The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
STATEMENTS OF OPERATIONS
For the year ended December 31, 2001

                                         Portfolio


                                           Equity         Money Market         Bond          Managed         Tactical Asset

Investment income:
Income:
Dividends (net of foreign            $    1,585,886     $            0    $    163,307    $    901,918       $      69,599
taxes withheld of $8,598, $0,
$0, $4,699, and $0,
respectively)
Interest                                    393,624          6,816,103       4,196,488       1,871,109              82,843

                                          1,979,510          6,816,103       4,359,795       2,773,027             152,442

Expenses:
Investment advisory fee                     524,147            695,063         329,624         396,349              37,171
Custodian and service agent fee              64,604            109,201          51,718          55,897               3,921
Professional fees                            19,931             32,755          17,924          20,949               3,076
Amortization of deferred
organization costs                                0                  0               0               0               1,138
Director fees                                 3,618              7,769           2,484           2,969                 515
Printing                                     40,071             58,618          25,161          31,021               2,276
Other                                           512                811             318             416                   0

Total expenses before
reduction                                   652,883            904,217         427,229         507,601              48,097
Expense reduction                                 0                  0               0               0               1,645

                                            652,883            904,217         427,229         507,601              46,452


Net investment income                     1,326,627          5,911,886       3,932,566       2,265,426             105,990

Gain (loss) on investments:
Net realized gain (loss)
on investments                            4,167,303                  0         814,703       2,440,888             458,647
Net change in unrealized
appreciation (depreciation)
on investments                            5,465,503                  0        (724,633)      3,387,994            (430,091)

Net gain (loss)                           9,632,806                  0          90,070       5,828,882              28,556

Net increase (decrease) in
Net assets from operations        $      10,959,433      $    5,911,886    $ 4,022,636    $  8,094,308       $     134,546

The accompanying notes are an integral part of the financial statement.

AUL American Series Fund, Inc.
STATEMENTS OF OPERATIONS (continued)
For the year ended December 31, 2001

                             LifeStyle Portfolios

                                     Conservative             Moderate         Aggressive
                                       Investor               Investor          Investor


Investment income:
Income:
Dividends (net of foreign          $      40,100        $      61,620       $    72,315
taxes withheld of $743, $1,657,
and $2,292,
respectively)
Interest                                 317,003              218,165           122,675

                                         357,103              279,785           194,990

Expenses:
Investment advisory fee                   57,794               56,561            53,794
Custodian and service agent fee           47,479               47,325            47,400
Professional fees                          3,659                3,769             3,673
Amortization of deferred
organization costs                         1,562                1,562             1,562
Director fees                                709                  777               769
Printing                                   5,556                5,744             5,825
Other

Total expenses before
reduction                                116,759              115,738           113,023
Expense reduction                         43,045               34,840            36,069

                                          73,714               80,898            76,954


Net investment income                    283,389              198,887           118,036

Gain (loss) on investments:
Net realized gain (loss)
on investments                          (250,174)            (484,222)         (711,696)
Net change in unrealized
appreciation (depreciation)
on investments                           121,094              120,686           158,717

Net gain (loss)                         (129,080)            (363,536)         (552,779)

Net increase (decrease) in
Net assets from operations      $         154,309       $    (164,649)      $  (434,943)

The accompanying notes are an integral part of the financial statement.

AUL American Series Fund, Inc.
STATEMENTS OF CHANGES IN NET ASSETS
                                                               Portfolio

                                                 Equity                              Money Market

                                       Year ended        Year ended           Year ended         Year ended
                                      Dec. 31, 2001    Dec. 31, 2000        Dec. 31, 2001       Dec. 31, 2000


Increase in net assets from operations:
Net investment income                $    1,326,627   $    1,504,228       $    5,911,886      $    6,961,844
Net realized gain (loss)                  4,167,303        4,437,278                    0                   0
Net change in unrealized
appreciation (depreciation)               5,465,503        7,031,798                    0                   0

Net increase (decrease) in net assets
from operations                          10,959,433       12,973,304            5,911,886           6,961,844


Dividends and distributions:
From net investment income               (1,302,873)      (1,503,696)          (5,911,886)         (6,961,844)
From net realized gain                   (5,478,588)      (4,993,649)                   0                   0

Decrease                                 (6,781,461)      (6,497,345)          (5,911,886)         (6,961,844)


Shareholder transactions:
Proceeds from shares sold                45,791,554       11,616,596        1,520,413,681         228,941,817
Reinvested distributions                  6,781,461        6,086,104            4,416,579           5,990,511
Cost of shares redeemed                 (34,211,492)     (20,708,505)      (1,474,776,526)       (220,842,388)

Increase (decrease)                      18,361,523       (3,005,805)          50,053,734          14,089,940


Net increase (decrease)                  22,539,495        3,470,154           50,053,734          14,089,940
Net assets at beginning of year          92,089,289       88,619,135          140,621,756         126,531,816

Net assets at end of year          $    114,628,784   $   92,089,289      $   190,675,490      $  140,621,756



Shares sold                               2,494,789          658,719        1,520,413,681         228,941,817
Reinvested distributions                    369,300          342,609            4,416,579           5,990,511
Shares redeemed                          (1,873,160)      (1,278,979)      (1,474,776,526)       (220,842,388)


Net increase (decrease)                      990,929        (277,651)          50,053,734          14,089,940
Shares outstanding at beginning of year    5,241,003       5,518,654          140,621,756         126,531,816

Shares outstanding at end of year          6,231,932       5,241,003          190,675,490         140,621,756


The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
STATEMENTS OF CHANGES IN NET ASSETS (continued)
                                                               Portfolio

                                                  Bond                                  Managed

                                       Year ended        Year ended           Year ended         Year ended
                                      Dec. 31, 2001    Dec. 31, 2000        Dec. 31, 2001       Dec. 31, 2000


Increase in net assets from operations:
Net investment income                $    3,932,566  $     3,168,146       $    2,265,426      $    2,362,574
Net realized gain (loss)                    814,703         (616,562)           2,440,888           2,109,483
Net change in unrealized
appreciation (depreciation)                (724,633)       2,485,282            3,387,994           4,588,118

Net increase (decrease) in net assets
from operations                           4,022,636        5,036,866            8,094,308           9,060,175


Dividends and distributions:
From net investment income               (3,774,692)      (3,294,648)          (2,238,198)         (2,354,868)
From net realized gain                            0                0           (3,019,324)         (2,227,727)

Decrease                                 (3,774,692)      (3,294,648)          (5,257,522)         (4,582,595)


Shareholder transactions:
Proceeds from shares sold                 42,363,260      16,646,159           18,383,244           3,979,165
Reinvested distributions                   3,774,692       3,151,765            5,257,522           4,582,595
Cost of shares redeemed                  (23,064,275)    (16,421,595)          (4,373,460)        (12,864,172)

Increase (decrease)                       23,073,677       3,376,329           19,267,306          (4,302,412)


Net increase (decrease)                   23,321,621       5,118,547           22,104,092              175,168
Net assets at beginning of year           54,946,525      49,827,978           68,991,568           68,816,400

Net assets at end of year         $       78,268,146   $  54,946,525        $  91,095,660       $   68,991,568



Shares sold                                3,833,558       1,545,920            1,272,160              617,270
Reinvested distributions                     354,664         300,454              365,665                    0
Shares redeemed                           (2,103,921)     (1,555,396)            (302,634)          (1,001,607)


Net increase (decrease)                    2,084,301         290,978            1,335,191             (384,337)
Shares outstanding at beginning of year    5,231,777       4,940,799            4,986,080            5,370,417

Shares outstanding at end of year          7,316,078       5,231,777            6,321,271            4,986,080


The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
STATEMENTS OF CHANGES IN NET ASSETS (continued)
                                                               Portfolio

                                            Tactical Asset                      Conservative Investor

                                       Year ended        Year ended           Year ended         Year ended
                                      Dec. 31, 2001    Dec. 31, 2000        Dec. 31, 2001       Dec. 31, 2000


Increase in net assets from operations:
Net investment income                $      105,990   $      143,368       $      283,389      $      302,900
Net realized gain (loss)                    458,647          265,226             (250,174)            166,905
Net change in unrealized
appreciation (depreciation)                (430,091)          70,053              121,094            (169,354)

Net increase (decrease) in net assets
from operations                             134,546          478,647              154,309             300,451


Dividends and distributions:
From net investment income                 (104,819)        (265,519)            (276,289)           (301,616)
From net realized gain                     (380,856)        (143,244)              (7,677)           (264,782)

Decrease                                   (485,676)        (408,763)            (283,966)           (577,576)


Shareholder transactions:
Proceeds from shares sold                   927,259           255,064             915,872           2,051,507
Reinvested distributions                    356,994           198,474             120,940             206,765
Cost of shares redeemed                    (442,196)       (1,474,904)           (253,498)           (646,569)

Increase (decrease)                         842,057        (1,021,366)            783,314           1,611,703


Net increase (decrease)                     490,927          (951,482)            653,657           1,334,578
Net assets at beginning of year           4,203,225         5,154,707           7,841,219           6,506,641

Net assets at end of year         $       4,694,152   $     4,203,225       $   8,494,876       $   7,841,219



Shares sold                                  72,834            20,918              93,636             204,297
Reinvested distributions                     31,123            15,958              12,601              21,101
Shares redeemed                             (35,712)         (121,567)            (25,686)            (63,305)


Net increase (decrease)                      68,245           (84,691)             80,551             162,093
Shares outstanding at beginning of year     340,466           425,157             803,383             641,290

Shares outstanding at end of year           408,711           340,466             883,934             803,383

The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
STATEMENTS OF CHANGES IN NET ASSETS (continued)
                                                               Portfolio

                                            Moderate Investor                    Aggressive Investor

                                       Year ended        Year ended           Year ended         Year ended
                                      Dec. 31, 2001    Dec. 31, 2000        Dec. 31, 2001       Dec. 31, 2000


Increase in net assets from operations:
Net investment income                $      198,887   $      223,444       $      118,036      $      139,819
Net realized gain (loss)                   (484,222)         204,503             (711,696)            228,744
Net change in unrealized
appreciation (depreciation)                 120,686         (548,521)             158,717            (849,612)

Net increase (decrease) in net assets
from operations                            (164,649)        (120,574)            (434,943)           (481,049)


Dividends and distributions:
From net investment income                 (195,049)        (222,388)            (102,617)           (138,809)
From net realized gain                       (7,029)        (371,193)             (12,856)           (501,104)

Decrease                                   (202,078)        (610,087)            (115,473)           (647,477)


Shareholder transactions:
Proceeds from shares sold                 1,223,057          823,937            1,251,406           1,207,967
Reinvested distributions                     89,024          224,544               51,704             230,041
Cost of shares redeemed                    (469,569)        (340,522)            (294,730)           (686,970)

Increase (decrease)                         842,512          707,959            1,008,380             751,038


Net increase (decrease)                     475,785          (22,702)             457,964            (377,488)
Net assets at beginning of year           7,789,267        7,811,969            7,524,118           7,901,606

Net assets at end of year          $      8,265,052    $   7,789,267        $   7,982,082       $   7,524,118



Shares sold                                 130,698           79,757              140,129             114,115
Reinvested distributions                      9,754           23,351                5,909              24,243
Shares redeemed                             (50,724)         (32,670)             (33,362)            (65,261)


Net increase (decrease)                      89,728           70,438              112,676              73,097
Shares outstanding at beginning of year     815,200          744,762              800,044             726,947

Shares outstanding at end of year           904,928          815,200              912,720             800,044

The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
SCHEDULE OF INVESTMENTS
EQUITY PORTFOLIO
December 31, 2001

                                                         Market
        Description                     Shares            Value

Common Stock (93.7%)
  Aerospace (2.4%)
    Boeing Co.                          45,200     $    1,752,856
    Precision Castparts Corp.           35,600          1,005,700

                                                        2,758,556

  Apparel (8.7%)
    Kellwood Co.                       117,000          2,809,170
    Liz Claiborne, Inc.                 67,300          3,348,175
    Reebok International *             144,100          3,818,650

                                                        9,975,995

  Automotive & Auto Parts (11.4%)
    Bandag, Inc.                        75,300          2,617,428
    Carlisle Companies, Inc.            88,700          3,280,126
    Ford Motor Co.                     124,700          1,960,284
    TBC Corp. *                        396,800          5,313,152

                                                       13,170,990

  Banks & Financial (8.5%)
    Bank One Corp.                      78,963          3,083,505
    Citigroup, Inc.                     64,421          3,251,972
    Ohio Casualty Corp.*                34,300            550,515
    Washington Mutual, Inc.             86,027          2,813,083

                                                        9,699,075

  Cement & Aggregates (3.0%)
    Lafarge North America, Inc.         91,800          3,448,926

                                                        3,448,926

  Chemicals (2.0%)
    Dow Chemical                        68,900          2,327,442

                                                        2,327,442

  Computer Hardware & Software (4.6%)
    Autodesk, Inc.                      84,000          3,130,680
    Compaq Computer Corp.               76,000            741,760
    International Business
     Machines Corp.                     11,200          1,354,752

                                                        5,227,192

  Electrical Equipment & Electronics (5.5%)
    American Power Conversion*          36,900            533,574
    Baldor Electric Co.                162,280          3,391,652
    Kemet Corp.*                       130,900          2,323,475

                                                        6,248,701


  Furniture (4.4%)
    Kimball International, Inc.
     Class B                            89,200          1,351,380
    La-Z-Boy, Inc.                     168,700          3,681,034

                                                        5,032,414

  Health Care (2.5%)
    McKesson HBOC, Inc.                 75,200          2,812,480

                                                        2,812,480

  Housing (3.3%)
    Fleetwood Enterprises, Inc.*       115,800          1,312,014
    Toll Brothers, Inc.*                56,400          2,475,960

                                                        3,787,974

  Manufacturing (4.1%)
    Crane Co.                           65,800          1,687,112
    Trinity Industries                 112,500          3,056,625

                                                        4,743,737

  Metals & Mining (6.4%)
    AK Steel Holding Corp.             140,400          1,597,752
    ALCOA, Inc.                         76,900          2,733,795
    Cleveland-Cliffs, Inc.              83,000          1,518,900
    Phelps Dodge Corp.*                 45,500          1,474,200

                                                        7,324,647

  Oil & Oil Services (6.6%)
    Royal Dutch Petroleum Co.           53,100          2,602,962
    Tidewater, Inc.                     72,300          2,450,970
    Valero Energy Corp.                 65,800          2,508,296

                                                        7,562,228

  Paper & Forest Products (1.9%)
    Wausau-Mosinee Paper Corp.         182,000          2,202,200

                                                        2,202,200

  Retail (5.9%)
    Lands End, Inc.*                    79,250          3,975,180
    Longs Drug Stores, Inc.            118,100          2,761,178

                                                        6,736,358

  Telecommunication Services
   & Equipment (3.3%)
    Scientific-Atlanta, Inc.           61,200           1,465,128
    Sprint Corp. (FON Group)           57,100           1,146,568
    Telefonos de Mexico
      Class L - ADR                    32,000           1,120,640

                                                        3,732,336

(continued on next page)

*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
SCHEDULE OF INVESTMENTS
EQUITY PORTFOLIO (continued)
December 31, 2001

                                                         Market
        Description                     Shares            Value


  Transportation (4.4%)
    Alexander & Baldwin, Inc.           115,100     $   3,073,170
    Norfolk Southern Corp.              109,400         2,005,302

                                                        5,078,472

  Miscellaneous (4.8%)
    Brunswick Corp.                     134,500         2,926,720
    Kelly Services, Inc.                 14,600           319,594
    News Corp., LTD - Sponsored ADR Pr   13,362           353,559
    Outback Steakhouse, Inc.*            56,550         1,936,837

                                                        5,536,710

Total common stock (cost: $93,011,097)                107,406,433


  Money Market Mutual Funds (3.9%)
    Federated Investors Prime Oblig   4,426,287         4,426,287


Total money market mutual funds (cost: $4,426,287)      4,426,287


Cash and Cash Equivalents (2.4%)
BONY Cash Reserve                     2,802,599         2,802,599


Total cash and cash equivalents (cost: $2,802,599)      2,802,599


Total Investments (cost: $100,239,983)              $ 114,635,319


Percentages shown are based on total investments at market value.

The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
SCHEDULE OF INVESTMENTS
MONEY MARKET PORTFOLIO
December 31, 2001
                                                           Interest        Maturity        Principal         Market
        Description                                          Rate           Date            Amount           Value

Short-Term Notes (90.9%)
  U.S. Government & Agency Obligations (56.6%)
    Federal Farm Credit Bank Discount Notes                  2.253%       01/07/02    $   4,000,000      $   3,998,506
    Federal Farm Credit Bank Discount Notes                  2.010%       01/29/02        6,000,000          5,990,667
    Federal Farm Credit Bank Discount Notes                  1.899%       02/19/02        4,000,000          3,989,710
    Federal Home Loan Bank Discount Notes                    1.430%       01/02/02        16,500,000        16,499,344
    Federal Home Loan Bank Discount Notes                    2.243%       01/04/02        5,000,000          4,999,071
    Federal Home Loan Bank Discount Notes                    2.253%       01/10/02        6,000,000          5,996,640
    Federal Home Loan Bank Discount Notes                    2.254%       01/17/02        8,000,000          7,992,036
    Federal Home Loan Bank Discount Notes                    2.111%       01/22/02        3,000,000          2,996,325
    Federal Home Loan Bank Discount Notes                    2.141%       01/23/02        4,000,000          3,994,793
    Federal Home Loan Bank Discount Notes                    1.788%       02/06/02        4,000,000          3,992,880
    Federal Home Loan Bank Discount Notes                    1.883%       02/20/02        2,000,000          1,994,778
    Federal Home Loan Bank Discount Notes                    1.707%       03/05/02        4,000,000          3,988,100
    Federal Home Loan Bank Discount Notes                    1.676%       03/11/02        6,000,000          5,980,795
    Federal Home Loan Bank Discount Notes                    1.707%       03/27/02        5,000,000          4,979,931
    Federal National Mortgage Association Discount Notes     2.252%       01/03/02        8,500,000          8,498,945
    Federal National Mortgage Association Discount Notes     1.693%       01/31/02        6,500,000          6,490,846
    Federal National Mortgage Association Discount Notes     1.776%       02/07/02        8,500,000          8,484,527
    Federal National Mortgage Association Discount Notes     1.829%       02/14/02        3,000,000          2,993,327
    Federal National Mortgage Association Discount Notes     1.929%       02/21/02        4,000,000          3,989,120

                                                                                                           107,850,341

Corporate Obligations (34.3%)
  Agricultural & Constructional Machinery (3.7%)
    John Deere Capital Corp.                                 2.263%       01/03/02        2,000,000          2,000,000
    John Deere Capital Corp.                                 2.293%       01/14/02        1,500,000          1,500,000
    John Deere Capital Corp.                                 2.232%       01/16/02        2,000,000          2,000,000
    John Deere Capital Corp.                                 1.707%       03/06/02        1,500,000          1,500,000

                                                                                                             7,000,000

  Banks (4.7%)
    Citicorp, Inc.                                           1.750%       01/02/02        4,000,000          4,000,000
    Citicorp, Inc.                                           1.801%       01/02/02        5,000,000          5,000,000

                                                                                                             9,000,000

  Business Finance (9.5%)
    Tyco Capital Corp.                                       1.750%       01/02/02        3,000,000          3,000,000
    Tyco Capital Corp.                                       2.355%       01/07/02        4,000,000          4,000,000
    Tyco Capital Corp.                                       1.788%       03/21/02        2,000,000          2,000,000
    General Electric Capital Corp.                           1.700%       01/02/02        1,000,000          1,000,000
    General Electric Capital Corp.                           2.293%       01/16/02        3,000,000          3,000,000
    General Electric Capital Corp.                           2.233%       01/22/02        1,500,000          1,500,000
    General Electric Capital Corp.                           1.758%       03/07/02        3,500,000          3,500,000

                                                                                                            18,000,000

(continued on next page)

The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
SCHEDULE OF INVESTMENTS
MONEY MARKET PORTFOLIO (continued)
December 31, 2001
                                                           Interest        Maturity        Principal         Market
        Description                                          Rate           Date            Amount           Value


Short-Term Notes (90.9%) (continued)
  Consumer Finance (8.8%)
    American Express Credit Corp.                           1.720%        01/02/02    $   6,300,000     $   6,300,000
    American Express Credit Corp.                           2.050%        01/31/02        1,500,000         1,500,000
    Household Finance Corp.                                 1.700%        01/02/02        2,000,000         2,000,000
    Household Finance Corp.                                 2.019%        02/11/02        1,500,000         1,500,000
    Household Finance Corp.                                 2.030%        02/25/02        2,500,000         2,500,000
    Household Finance Corp.                                 1.747%        03/08/02        3,000,000         3,000,000

                                                                                                           16,800,000

  Insurance (3.7%)
    Prudential Funding Corp.                                1.909%        02/14/02        4,000,000         4,000,000
    Prudential Funding Corp.                                1.707%        03/07/02        3,000,000         3,000,000

                                                                                                            7,000,000

  Oil & Oil Services (1.0%)
    Texaco, Inc.                                            1.862%        01/09/02        2,000,000         2,000,000

                                                                                                            2,000,000

  Telecommunications (2.9%)
    Verizon Global Funding                                  2.274%        01/16/02        3,000,000         2,997,175
    Verizon Global Funding                                  1.813%        01/22/02        2,500,000         2,497,360

                                                                                                            5,494,535



    Total short-term notes (cost: $173,144,876)                                                           173,144,876


                                                                                                             Market
        Description                                                                        Shares            Value

Money Market Mutual Funds (8.6%)
  Dreyfus Masternote Account                                                             8,242,040      $   8,242,040
  Federated Investors Prime Obligation                                                   8,250,531          8,250,531


    Total money market mutual funds (cost: $16,492,571)                                                    16,492,571


Cash and Cash Equivalents (0.5%)
  BONY Cash Reserve                                                                      1,033,057          1,033,057


Total cash and cash equivalents (cost: $1,033,057)                                                          1,033,057



Total Investments (cost: $190,670,504)                                                                  $ 190,670,504

Percentages shown are based on total investments at market value.

The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
SCHEDULE OF INVESTMENTS
BOND PORTFOLIO
December 31, 2001
                                                           Interest        Maturity        Principal         Market
        Description                                          Rate           Date            Amount           Value

Long-Term Notes and Bonds (93.7%)
  U.S. Government & Agency Obligations (11.6%)
    Federal National Mortgage Association MTN               7.250%        05/15/30    $     550,000     $     619,607
    Federal Home Loan Mortgage Corp. MTN                    7.000%        03/15/10          500,000           544,060
    U.S. Treasury Bonds                                     8.000%        11/15/21        1,150,000         1,455,831
    U.S. Treasury Notes                                     5.625%        02/15/06        1,525,000         1,606,725
    U.S. Treasury Notes                                     3.500%        11/15/06          750,000           722,813
    U.S. Treasury Notes                                     5.000%        02/15/11          400,000           398,500
    U.S. Treasury Notes                                     5.000%        08/15/11          300,000           299,061
    U.S. Treasury Notes                                     7.250%        05/15/16        2,725,000         3,150,345
    U.S. Treasury Notes                                     6.750%        08/15/26          200,000           225,468

                                                                                                            9,022,410


  Mortgage-Backed and Asset-Backed Securities (49.7%)
    Federal National Mortgage Association CMO 2001-31TB     6.000%        05/25/23        1,000,000         1,028,164
    Federal Home Loan Mortgage Corp. Gold Pool #E00543      6.000%        04/01/13          148,179           149,756
    Federal Home Loan Mortgage Corp. Gold Pool #G10817      6.000%        06/01/13          440,856           445,547
    Federal Home Loan Mortgage Corp. Gold Pool #E71048      6.000%        07/01/13           22,787            23,029
    Federal Home Loan Mortgage Corp. Gold Pool #E00565      6.000%        08/01/13          323,238           326,677
    Federal Home Loan Mortgage Corp. Gold Pool #E72468      5.500%        10/01/13          504,275           499,736
    Federal Home Loan Mortgage Corp. Gold Pool #E77035      6.500%        05/01/14          470,731           481,854
    Federal Home Loan Mortgage Corp. Gold Pool #E77962      6.500%        07/01/14          849,291           869,360
    Federal Home Loan Mortgage Corp. Gold Pool #E78727      6.500%        10/01/14           29,774            30,478
    Federal Home Loan Mortgage Corp. Gold Pool #E01007      6.000%        08/01/16          484,792           487,677
    Federal Home Loan Mortgage Corp. Gold Pool #E85127      6.000%        08/01/16          492,736           495,668
    Federal Home Loan Mortgage Corp. Gold Pool #E85353      6.000%        09/01/16          590,530           594,044
    Federal Home Loan Mortgage Corp. Gold Pool #C14364      6.500%        09/01/28          405,006           406,950
    Federal Home Loan Mortgage Corp. Gold Pool #C14872      6.500%        09/01/28          119,850           120,425
    Federal Home Loan Mortgage Corp. Gold Pool #C20300      6.500%        01/01/29          844,862           848,918
    Federal Home Loan Mortgage Corp. Gold Pool #C41636      8.000%        08/01/30          380,244           398,892
    Federal Home Loan Mortgage Corp. Gold Pool #C58804      6.500%        10/01/31          984,488           987,058
    Federal Home Loan Mortgage Corp.
      Series 2114 Class QD CMO                              5.750%        06/15/21        1,000,000         1,020,310
    Federal Home Loan Mortgage Corp.
      Series 2315 Class OT CMO                              5.500%        09/15/23          850,000           859,826
    Federal Home Loan Mortgage Corp.
      Series 2368 Class PM CMO                              6.000%        10/15/25          800,000           810,513
    Federal Home Loan Mortgage Corp.
      Series 2370 Class PC CMO                              6.000%        07/15/30        1,000,000           978,750
    Federal Home Loan Mortgage Corp. Gold Pool              5.500%        07/15/06          800,000           822,978
    Federal Home Loan Mortgage Corp. Gold Pool              6.000%        11/15/10        1,200,000         1,237,116
    Federal Home Loan Mortgage Corp. Gold Pool              6.000%        02/01/16        1,037,932         1,044,108
    Federal Home Loan Mortgage Corp. Gold Pool              6.500%        03/01/16        1,440,918         1,472,719
    Federal Home Loan Mortgage Corp. Gold Pool              6.500%        06/01/29          278,618           279,780
    Federal Home Loan Mortgage Corp. Gold Pool              6.500%        07/01/29        1,624,025         1,630,797
    Federal Home Loan Mortgage Corp. Gold Pool              6.500%        07/01/29          798,490           801,820
    Federal Home Loan Mortgage Corp. Gold Pool              7.000%        12/01/29          838,055           856,056
    Federal Home Loan Mortgage Corp. Gold Pool              7.000%        01/01/30          429,378           438,601
    Federal Home Loan Mortgage Corp. Gold Pool              7.500%        11/01/30        2,300,000         2,376,084
    Federal Home Loan Mortgage Corp. Gold Pool              6.500%        11/01/31          850,000           852,218
(continued on next page)

The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
SCHEDULE OF INVESTMENTS
BOND PORTFOLIO (continued)
December 31, 2001
                                                           Interest        Maturity        Principal         Market
        Description                                          Rate           Date            Amount           Value


Long-Term Notes and Bonds (93.7%) (continued)
  Mortgage-Backed and Asset-Backed Securities (49.7%) (continued)
    Federal Home Loan Mortgage Corp. Gold Pool              6.500%        12/01/31    $    1,200,000    $   1,203,132
    FNMA Pool #253798                                       6.000%        05/01/16            24,750           24,856
    FNMA Pool #572020                                       6.000%        04/01/16           723,021          726,101
    FNMA Pool #578974                                       6.000%        05/01/16           841,407          844,991
    FNMA Pool #579332                                       6.000%        04/01/31           959,723          939,732
    FNMA Pool #580076                                       6.000%        09/01/31         1,140,392        1,116,638
    FNMA Pool #585097                                       6.000%        05/01/16         1,011,203        1,015,511
    FNMA Pool #582025                                       6.000%        05/01/31           396,852          388,586
    FNMA Pool #584953                                       7.500%        06/01/31           446,905          461,452
    FNMA Pool #611524                                       6.000%        10/01/31           995,798          975,056
    GNMA Pool #424739                                       7.500%        05/15/26           202,421          210,180
    GNMA Pool #415539                                       8.000%        07/15/27           115,175          121,039
    GNMA Pool #443216                                       8.000%        07/15/27           260,454          273,714
    GNMA Pool #452827                                       7.500%        02/15/28           206,552          214,405
    GNMA Pool #529534                                       8.000%        08/15/30           345,973          362,503
    GNMA Pool #511723                                       7.500%        10/15/30           841,469          871,619
    GNMA Pool #479743                                       7.500%        11/15/30           700,043          725,126
    GNMA Pool #511778                                       7.500%        11/15/30           398,666          412,950
    GNMA Pool #540356                                       7.000%        05/15/31         1,501,419        1,536,597
    MSDWC 00-1345                                           7.576%        09/03/10           500,000          524,670
    PSE&G Transition Funding, LLC 2001-1-A3                 5.980%        06/15/08         1,000,000        1,039,672
    Vendee Mortgage Trust                                   6.500%        05/15/08           979,329        1,017,278

                                                                                                           38,681,717

Corporate Obligations (32.4%)
  Banking (0.5%)
    PNC Funding Corp.                                       6.875%        03/01/03           400,000          415,556

                                                                                                              415,556

  Business Finance (2.4%)
    Citigroup, Inc.                                         5.700%        02/06/04           500,000          518,975
    General Electric Capital Corp.                          7.000%        02/03/03           800,000          838,728
    Newcourt Credit Corp.                                   7.125%        12/17/03           400,000          423,456

                                                                                                            1,781,159

  Chemicals (2.5%)
    Equistar Chemicals LP                                   8.750%        02/15/09           600,000          572,820
    ICI Wilmington                                          6.750%        09/15/02           600,000          607,692
    Praxair, Inc.                                           6.750%        03/01/03           700,000          728,357

                                                                                                            1,908,869

  Consumer Non-Durables (1.6%)
    Anheuser-Busch Cos., Inc.                               6.750%        12/15/27           400,000          416,240
    Conagra, Inc.                                           6.750%        09/15/11           800,000          822,168

                                                                                                            1,238,408

(continued on next page)

The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
SCHEDULE OF INVESTMENTS
BOND PORTFOLIO (continued)
December 31, 2001
                                                           Interest        Maturity        Principal         Market
        Description                                          Rate           Date            Amount           Value

Long-Term Notes and Bonds (97.3%) (continued)
  Corporate Obligations (32.4%) (continued)
    Consumer Services (1.0%)
    Service Corp. International                             6.875%        10/01/07    $      900,000   $      771,750

                                                                                                              771,750

  Electric Utility (2.9%)
    AES Corp.                                               9.375%        09/15/10           500,000         433,955
    Dominion Resources                                      7.050%        03/15/05           600,000         616,662
    Entergy Mississippi                                     7.750%        02/15/03           700,000         724,066
    Hydro-Quebec                                            8.050%        07/07/24           400,000         471,448

                                                                                                           2,246,131

  Energy (3.7%)
    Conoco Funding Co.                                      6.350%        10/15/11           600,000         607,734
    Mirant Americas Generation, Inc.                        9.125%        05/01/31         1,000,000         835,000
    PG & E National Energy Group                           10.375%        05/16/11           600,000         633,782
    Petroliam Nasional Berhad                               7.125%        10/18/06           500,000         522,755
    Union Pacific Resources                                 7.050%        05/15/18           300,000         297,810

                                                                                                           2,897,081

  Finance Company (2.2%)
    Ford Motor Credit Corp.                                7.600%         08/01/05           500,000         514,330
    General Motors Acceptance Corp.                        6.875%         09/15/11           650,000         635,733
    PEMEX Finance                                          9.140%         08/15/04           500,000         522,073

                                                                                                           1,672,136

  Gas Utility/Gas Pipeline (0.9%)
    El Paso Natural Gas Company                            7.750%         01/15/02           200,000         200,150
    Kinder Morgan                                          7.500%         11/01/10           500,000         524,865

                                                                                                             725,015

  Health Care (1.3%)
    Beckman Coulter                                        7.450%         03/04/08           500,000         520,030
    Boston Scientific                                      6.625%         03/15/05           500,000         499,820

                                                                                                           1,019,850

  Industrial (1.4%)
    Johnson Controls                                       5.000%         11/15/06           500,000         487,218
    Reed Elsevier Capital                                  6.125%         08/01/06           600,000         610,518

                                                                                                           1,097,736

  Insurance (2.4%)
    Nationwide Financial Services                          6.250%         11/15/11           700,000         674,820
    Nationwide Mutual Insurance                            8.250%         12/01/31           800,000         797,792
    Protective Life Insurance                              5.875%         08/15/06           400,000         400,580

                                                                                                           1,873,192

(continued on next page)

The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
SCHEDULE OF INVESTMENTS
BOND PORTFOLIO (continued)
December 31, 2001
                                                           Interest        Maturity        Principal         Market
        Description                                          Rate           Date            Amount           Value


Long-Term Notes and Bonds (97.3%) (continued)
Corporate Obligations (32.4%) (continued)
  Media (1.3%)
    AOL Time Warner, Inc.                                  6.125%         04/15/06   $        500,000   $     511,540
    Cox Entertainment                                      8.000%         02/15/07            500,000         537,090

                                                                                                            1,048,630

  Other Finance (1.6%)
    ERAC USA                                               6.375%         05/15/03            500,000         509,545
    Household Finance Corp.                                6.500%         01/24/06            500,000         514,045
    Osprey Trust*                                          8.310%         01/15/03          1,000,000         190,000

                                                                                                            1,213,590

  Paper & Packaging (1.9%)
    Abitibi-Consolidated                                   8.850%         08/01/30            700,000         716,541
    Pactiv Corp.                                           8.125%         06/15/17            750,000         797,807

                                                                                                            1,514,348

  Real Estate Investment Trust (REIT) (0.7%)
    Simon Property Group, Inc.                             6.750%         02/09/04            500,000         510,895

                                                                                                              510,895

  Telecommunications (2.9%)
    GTE Corp.                                              6.940%         04/15/28            500,000         500,830
    KPN NV                                                 7.500%         10/01/05            250,000         255,383
    Sprint Capital Corp.                                   7.625%         01/30/11            500,000         524,415
    U.S. West Capital Funding                              6.250%         07/15/05            500,000         491,290
    Worldcom, Inc.                                         7.375%         01/15/06            500,000         519,515

                                                                                                            2,291,433

  Transportation (1.2%)
    Continental Airlines 1999-01A-A EETC                  6.545%          08/02/20            561,215         487,364
    United Airlines                                       7.186%          04/01/11            500,000         451,300

                                                                                                              938,664


    Total corporate obligations                                                                            25,164,443



  Total long-term notes and bonds (cost: $72,777,176)                                                      72,868,570

*Non-income producing.
Percentages shown are based on total investments at market value.
The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
SCHEDULE OF INVESTMENTS
BOND PORTFOLIO (continued)
December 31, 2001
                                                                                                            Market
        Description                                                                        Shares            Value

Money Market Mutual Funds (2.5%)
  Federated Investors Prime Obligation                                                   1,914,206     $   1,914,206


  Total money market mutual funds (cost: $1,914,206)                                                       1,914,206

Mutual Funds (2.0%)
  Federated High Yield Fund                                                                260,303         1,533,182


  Total mutual funds (cost: $1,879,998)                                                                    1,533,182

Cash and Cash Equivalents (1.8%)
  BONY Cash Reserve                                                                      1,438,441         1,438,441


  Total cash and cash equivalents (cost: $1,438,441)                                                       1,438,441



Total Investments (cost: $78,009,821)                                                                  $  77,754,399

Percentages shown are based on total investments at market value.

The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO
December 31, 2001

                                                         Market
        Description                     Shares            Value

Common Stock (66.8%)
  Aerospace (1.9%)
    Boeing Co.                          27,800    $     1,078,084
    Precision Castparts Corp.           21,600            610,200

                                                        1,688,284

  Apparel (5.7%)
    Kellwood Co.                        66,800          1,603,867
    Liz Claiborne, Inc.                 35,500          1,766,125
    Reebok International *              66,400          1,759,600

                                                        5,129,592

  Automotive & Auto Parts (7.8%)
    Bandag, Inc.                        39,700          1,379,972
    Carlisle Companies, Inc.            50,400          1,863,792
    Ford Motor Co.                      75,600          1,188,432
    TBC Corp. *                        204,100          2,732,899

                                                        7,165,095

  Banks & Financial (6.1%)
    Bank One Corp.                      46,485          1,815,239
    Citigroup, Inc.                     35,728          1,803,549
    Ohio Casualty Corp.*                15,300            245,565
    Washington Mutual, Inc.             50,057          1,636,864

                                                        5,501,217

  Cement & Aggregates (2.0%)
    Lafarge North America, Inc.         47,400          1,780,818

                                                        1,780,818

  Chemicals (1.4%)
    Dow Chemical                        38,700          1,307,286

                                                        1,307,286

  Computer Hardware & Software (3.4%)
    Autodesk, Inc.                      48,600          1,811,322
    Compaq Computer Corp.               50,200            489,952
    International Business
     Machines Corp.                      6,800            822,528

                                                        3,123,802

  Electrical Equipment & Electronics (4.1%)
    American Power Conversion*          26,200            378,852
    Baldor Electric Co.                 94,100          1,966,690
    Kemet Corp.*                        77,000          1,366,750

                                                        3,712,292


  Furniture (3.2%)
    Kimball International, Inc.
      Class B                           49,200            745,380
    La-Z-Boy, Inc.                      99,050          2,161,271

                                                        2,906,651

  Health Care (1.8%)
    McKesson HBOC, Inc.                 44,700          1,671,780

                                                        1,671,780

  Housing (2.2%)
    Fleetwood Enterprises, Inc.*        64,000            725,120
    Toll Brothers, Inc.*                30,000          1,317,000

                                                        2,042,120

  Manufacturing (2.9%)
    Crane Co.                           37,900            971,756
    Trinity Industries                  62,400          1,695,408

                                                        2,667,164

  Metals & Mining (4.6%)
    AK Steel Holding Corp.              76,800            873,984
    ALCOA, Inc.                         45,400          1,613,970
    Cleveland-Cliffs, Inc.              45,500            832,650
    Phelps Dodge Corp.*                 26,100            845,640

                                                        4,166,244

  Oil & Oil Services (4.8%)
    Royal Dutch Petroleum Co.           29,100          1,426,482
    Tidewater, Inc.                     42,800          1,450,920
    Valero Energy Corp.                 38,700          1,475,244

                                                        4,352,646

  Paper & Forest Products (1.4%)
    Wausau-Mosinee Paper Corp.         102,600          1,241,460

                                                        1,241,460

  Retail (4.3%)
    Lands End, Inc. *                   45,900          2,302,344
    Longs Drug Stores, Inc.             68,400          1,599,192

                                                        3,901,536

  Telecommunication Services
   & Equipment (2.5%)
    Scientific-Atlanta, Inc.            38,300            916,902
    Sprint Corp. (FON Group)            32,100            644,568
    Telefonos de Mexico
     Class L - ADR                      19,900            696,898

                                                        2,258,368

(continued on next page)
*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO
December 31, 2001

                                                         Market
        Description                     Shares            Value

  Transportation (3.2%)
    Alexander & Baldwin, Inc.           64,400   $      1,719,480
    Norfolk Southern Corp.              63,400          1,162,122

                                                        2,881,602

  Miscellaneous (3.5%)
    Brunswick Corp.                     78,400          1,705,984
    Kelly Services, Inc.                 7,300            159,797
    News Corp., LTD - Sponsored ADR Pre  7,070            187,072
    Outback Steakhouse, Inc.*           32,600          1,116,550

                                                        3,169,403

      Total common stock (cost: $52,706,375)           60,667,360

                                                           Interest        Maturity        Principal         Market
        Description                                          Rate           Date            Amount           Value

Long-Term Notes and Bonds (30.2%)
  U.S. Government & Agency Obligations (4.5%)
    Federal National Mortgage Association MTN               5.750%        04/15/03     $     200,000  $      208,032
    U.S. Treasury Bonds                                     8.000%        11/15/21           200,000         253,188
    U.S. Treasury Notes                                     4.750%        02/15/04           750,000         774,375
    U.S. Treasury Notes                                     9.125%        05/15/09           375,000         421,114
    U.S. Treasury Notes                                     5.000%        02/15/11           100,000          99,625
    U.S. Treasury Notes                                     5.000%        08/15/11           500,000         498,435
    U.S. Treasury Notes                                     7.250%        05/15/16         1,125,000       1,300,601
    U.S. Treasury Notes                                     6.750%        08/15/26           100,000         112,734
    U.S. Treasury Notes                                     6.125%        08/15/29           250,000         264,610
    U.S. Treasury Notes                                     6.250%        05/15/30           100,000         108,219

                                                                                                           4,040,933


  Mortgage-Backed and Asset-Backed Securities (14.5%)
    Federal Home Loan Mortgage Corp. Gold Pool #E00543      6.000%        04/01/13           304,421         307,660
    Federal Home Loan Mortgage Corp. Gold Pool #E77962      6.500%        07/01/14           530,807         543,350
    Federal Home Loan Mortgage Corp. Gold Pool #E00878      6.500%        07/01/15           352,310         360,085
    Federal Home Loan Mortgage Corp. Gold Pool #E01007      6.000%        08/01/16           484,792         487,677
    Federal Home Loan Mortgage Corp. Gold Pool #E85127      6.000%        08/01/16           394,189         396,534
    Federal Home Loan Mortgage Corp. Gold Pool #E85353      6.000%        09/01/16           590,530         594,044
    Federal Home Loan Mortgage Corp. Gold Pool #C14872      6.500%        09/01/28           448,611         450,764
    Federal Home Loan Mortgage Corp.
      Series 2114 Class QD CMO                              5.750%        06/15/21           700,000         714,217
    Federal Home Loan Mortgage Corp.
      Series 2315 Class OT CMO                              5.500%        09/15/23           300,000         303,468
    Federal Home Loan Mortgage Corp.
      Series 2368 Class PM CMO                              6.000%        10/15/25           300,000         303,942
    Federal Home Loan Mortgage Corp.
      Series 2370 Class PC CMO                              6.000%        07/15/30           300,000         293,625
    Federal Home Loan Mortgage Corp. Gold Pool              6.500%        12/01/31           625,000         626,631

(continued on next page)
The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO (continued)
December 31, 2001
                                                           Interest        Maturity        Principal         Market
        Description                                          Rate           Date            Amount           Value


Long-Term Notes and Bonds (30.2%) (continued)
  Mortgage-Backed and Asset-Backed Securities (14.5%) (continued)
    Federal Home Loan Mortgage Corp. Gold Pool              6.000%        11/15/10     $    400,000   $      412,372
    Federal Home Loan Mortgage Corp. Gold Pool              7.500%        11/01/30          500,001          516,541
    Federal Home Loan Mortgage Corp. Gold Pool              6.500%        11/01/31          299,999          300,782
    Federal Home Loan Mortgage Corp. Discount Notes         6.500%        07/01/29          812,013          815,399
    FNMA Pool #574922                                       6.000%        04/01/16           36,434           36,590
    FNMA Pool #579170                                       6.000%        04/01/16          535,363          537,644
    FNMA Pool #579950                                       6.000%        05/01/31          487,804          477,643
    FNMA Pool #580076                                       6.000%        09/01/31          198,329          194,198
    FNMA Pool #584953                                       7.500%        06/01/31          357,524          369,162
    GNMA Pool #422407                                       6.500%        01/15/26           99,645          100,535
    GNMA Pool #425983                                       6.500%        03/15/26          200,786          202,266
    GNMA Pool #424578                                       6.500%        04/15/26          313,640          315,951
    GNMA Pool #431962                                       6.500%        05/15/26          208,464          210,000
    GNMA Pool #436741                                       7.500%        01/15/27          226,298          234,972
    GNMA Pool #443216                                       8.000%        07/15/27          136,243          143,179
    GNMA Pool #451312                                       8.000%        07/15/27           84,769           89,084
    GNMA Pool #479743                                       7.500%        11/15/30          700,043          725,126
    GNMA Pool #511778                                       7.500%        11/15/30          398,666          412,950
    GNMA Pool #542083                                       7.000%        01/15/31          830,287          849,741
    MSDWC 00-1345                                           7.576%        09/03/10          300,000          314,802
    PSE&G Transition Funding, LLC 2001-1-A3                 5.980%        06/15/08          600,000          623,803

                                                                                                          13,264,737


Corporate Obligations (11.2%)
  Banking (0.3%)
    PNC Funding Corp.                                      6.875%         03/01/03          300,000         311,667

                                                                                                            311,667

  Business Finance (0.4%)
    Citigroup, Inc.                                        5.700%         02/06/04          200,000         207,590
    Newcourt Credit Corp.                                  7.125%         12/17/03          150,000         158,796

                                                                                                            366,386

  Chemicals (0.7%)
    Equistar Chemicals LP                                  8.750%         02/15/09          200,000         190,940
    ICI Wilmington                                         6.750%         09/15/02          400,000         405,128

                                                                                                            596,068

  Consumer Non-Durables (0.7%)
    Anheuser-Busch Cos., Inc.                              6.750%         12/15/27          450,000         468,270
    Conagra, Inc.                                          6.750%         09/15/11          200,000         205,542

                                                                                                            673,812

(continued on next page)

The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO (continued)
December 31, 2001
                                                           Interest        Maturity        Principal         Market
        Description                                          Rate           Date            Amount           Value

Long-Term Notes and Bonds (30.2%) (continued)
Corporate Obligations (11.2%) (continued)
  Consumer Services (0.2%)
    Service Corp. International                            6.875%         10/01/07     $     200,000   $    171,500

                                                                                                            171,500
  Electric Utility (0.8%)
    Dominion Resources                                     7.050%         03/15/05           400,000        411,108
    Hydro-Quebec                                           8.050%         07/07/24           250,000        294,655

                                                                                                            705,763

  Energy (1.2%)
    Conoco Funding Co.                                     6.350%         10/15/11           200,000        202,578
    PG & E National Energy Group                          10.375%         05/16/11           200,000        211,261
    Petroliam Nasional Berhad                              7.125%         10/18/06           500,000        522,755
    Union Pacific Resources                                7.050%         05/15/18           250,000        248,175

                                                                                                          1,184,769

  Finance Company (0.5%)
    Ford Motor Credit Corp.                                7.600%         08/01/05           150,000        154,299
    General Motors Acceptance Corp.                        6.875%         09/15/11           100,000         97,805
    PEMEX Finance                                          9.140%         08/15/04           200,000        208,829

                                                                                                            460,933

  Gas Utility/Gas Pipeline (0.5%)
    El Paso Natural Gas Company                            7.750%         01/15/02           100,000        100,075
    Kinder Morgan                                          7.500%         11/01/10           300,000        314,919

                                                                                                            414,994

  Health Care (0.4%)
    Beckman Coulter                                        7.450%         03/04/08           150,000        156,009
    Boston Scientific                                      6.625%         03/15/05           175,000        174,937

                                                                                                            330,946

  Industrial (0.7%)
    Johnson Controls, Inc.                                 5.000%         11/15/06           200,000        194,887
    Reed Elsevier Capital                                  6.125%         08/01/06           400,000        407,012

                                                                                                            601,899

  Insurance (0.9%)
    Nationwide Financial Services                          6.250%         11/15/11           300,000        289,209
    Nationwide Mutual Insurance                            8.250%         12/01/31           200,000        199,448
    Protective Life Insurance                              5.875%         08/15/06           300,000        300,435

                                                                                                            789,092

(continued on next page)

The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO (continued)
December 31, 2001
                                                           Interest        Maturity        Principal         Market
        Description                                          Rate           Date            Amount           Value

Long-Term Notes and Bonds (30.2%) (continued)
Corporate Obligations (11.2%) (continued)
  Media (0.8%)
    AOL Time Warner, Inc.                                  6.125%         04/15/06     $     400,000   $    409,232
    Cox Entertainment                                      8.000%         02/15/07           300,000        322,254

                                                                                                            731,486

  Other Finance (0.7%)
    ERAC USA                                               6.375%         05/15/03           260,000        264,963
    Household Finance Corp.                                6.500%         01/24/06           300,000        308,427
    Osprey Trust*                                          8.310%         01/15/03           350,000         66,500

                                                                                                            639,890

  Paper & Packaging (0.2%)
    Abitibi-Consolidated                                   8.850%         08/01/30           200,000        204,726

                                                                                                            204,726

  Real Estate Investment Trust (REIT) (0.2%)
    Simon Property Group, Inc.                             6.750%         02/09/04           150,000        153,269

                                                                                                            153,269

  Telecommunications (1.5%)
    GTE Corp.                                              6.940%         04/15/28           350,000        350,581
    Sprint Capital Corp.                                   7.625%         01/30/11           400,000        419,532
    U.S. West Capital Funding                              6.250%         07/15/05           300,000        294,774
    Worldcom, Inc.                                         7.375%         01/15/06           300,000        311,709

                                                                                                          1,376,596

  Transportation (0.5%)
    Continental Airlines                                   6.545%         02/02/19           187,072        162,455
    United Airlines                                        7.186%         04/01/11           300,000        270,780

                                                                                                            433,235


      Total corporate obligations                                                                        10,147,031


    Total long-term notes and bonds (cost: $27,195,221)                                                  27,452,701

*Non-income producing.
The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO (continued)
December 31, 2001
                                                                                                             Market
        Description                                                                        Shares            Value

Money Market Mutual Funds (1.5%)
  Federated Investors Prime Obligation                                                   1,323,272   $    1,323,272


  Total money market mutual funds (cost: $1,323,272)                                                      1,323,272


Mutual Funds (0.7%)
  Federated High Yield Fund                                                                109,246          643,460


  Total mutual funds (cost: $775,000)                                                                       643,460


Cash and Cash Equivalents (0.8%)
  BONY Cash Reserve                                                                        692,981          692,981


    Total cash and cash equivalents (cost: $692,981)                                                        692,981


  Total Investments (cost: $82,692,849)                                                             $    90,779,774

Percentages shown are based on total investments at market value.

The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
SCHEDULE OF INVESTMENTS
TACTICAL ASSET ALLOCATION PORTFOLIO
December 31, 2001

                                                         Market
        Description                     Shares            Value

Common Stock (66.4%)
  Aerospace (4.3%)
    Boeing Co.                           1,450     $       56,231
    Delta Air Lines, Inc.                2,500             73,150
    Raytheon Co.                         2,300             74,681

                                                          204,062

  Automotive & Auto Parts (1.3%)
    Ford Motor Co.                       4,000             62,880

                                                           62,880

  Banks & Financial (14.7%)
    Alliance Capital Management
      Holdings LLP                         650             31,408
    AMBAC Financial Group, Inc.          1,800            104,147
    Bank America Corp.                   1,500             94,425
    BB & T Corp.                         2,000             72,220
    Fleet Boston Financial Corp.         2,370             86,505
    JP Morgan  Chase & Co.               2,550             92,693
    Morgan Stanley Dean Witter
      & Company                          2,000            111,880
    Washington Mutual, Inc.              3,000             98,100

                                                          691,378

  Commercial Services (2.8%)
    Convergys Corp.*                     3,500            131,215

                                                          131,215

  Computer Hardware & Software (4.3%)
    Autodesk, Inc.                       1,000             37,270
    Compaq Computer Corp.                7,400             72,224
    NCR Corp.*                           2,600             95,836

                                                          205,330

  Electrical Equipment & Electronics (1.1%)
    American Power Conversion*           1,300             18,798
    Baldor Electric Co.                  1,700             35,530

                                                           54,328

  Health Care & Medical (6.0%)
    Guidant Corp.*                       2,400            119,519
    Merck & Co.                            600             35,280
    Wellpoint Health
      Networks, Inc.*                    1,100            128,535

                                                          283,334


  Manufacturing (8.0%)
    Honeywell International, Inc.        2,800             94,696
    Sanmina Corp.*                       5,576            110,962
    Textron, Inc.                        1,800             74,628
    Tyco International Ltd.              1,700            100,130

                                                          380,416

  Metals & Mining (0.6%)
    ALCOA, Inc.                            800             28,440

                                                           28,440

  Oil & Oil Services (9.1%)
    Devon Energy Corp.                   1,800             69,570
    Diamond Offshore Drilling            3,500            106,400
    El Paso Corp.                        1,750             78,068
    Exxon Mobil Corp.                    1,700             66,810
    Transocean Sedco Forex, Inc.         3,200            108,224

                                                          429,072

  Semi-Conductors (4.2%)
    Intel Corp.                          3,600            113,220
    LSI Logic Corp.*                     5,500             86,790

                                                          200,010

  Telecommunications (6.8%)
    Sprint Corp.                         6,400            128,512
    Verizon Communications, Inc.         2,000             94,920
    Worldcom, Inc.*                      7,000             98,560

                                                          321,992

  Miscellaneous (3.2%)
    FEDEX Corp.*                         1,850             95,978
    Walt Disney Co.                      2,800             58,016

                                                          153,994

    Total common stock (cost: $3,323,278)               3,146,451



*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
SCHEDULE OF INVESTMENTS
TACTICAL ASSET ALLOCATION PORTFOLIO (continued)
December 31, 2001
                                                           Interest        Maturity        Principal         Market
        Description                                          Rate           Date            Amount           Value

Long-Term Notes and Bonds (27.1%)
  U.S. Government and Agency Obligations (4.6%)
    Federal National Mortgage Association MTN               5.750%        02/15/08   $       100,000   $      102,859
    U.S. Treasury Notes                                     7.000%        07/15/06           100,000          110,562

                                                                                                              213,421

  Mortgage-Backed and Asset-Backed Securities (4.2%)
    Federal Home Loan Mortgage Corp. Gold Pool              6.500%        11/01/31           200,001          200,523

                                                                                                              200,523

Corporate Obligations (18.3%)
  Banking (7.8%)
    Bank of America                                         7.400%        01/15/11           200,000          214,528
    First Union National-N.C.                               6.180%        02/15/36           150,000          154,404

                                                                                                              368,932

  Electric Utility (2.7%)
    Washington Water Power                                  5.990%        12/10/07           150,000          128,273

                                                                                                              128,273

  Finance Company (1.6%)
    Commercial Credit Co.                                   6.625%        06/01/15            75,000           76,379

                                                                                                               76,379

  Radio (2.1%)
    Cox Radio, Inc.                                         6.375%        05/15/05           100,000           99,233

                                                                                                               99,233

  Real Estate Investment Trust (REIT) (4.1%)
    New Plan                                                7.400%        09/15/09           200,000          194,940

                                                                                                              194,940


    Total corporate obligations                                                                               867,757


  Total long-term notes and bonds (cost: $1,296,972)                                                        1,281,701


Percentages shown are based on total investments at market value.

The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
SCHEDULE OF INVESTMENTS
TACTICAL ASSET ALLOCATION PORTFOLIO (continued)
December 31, 2001
                                                                                                             Market
        Description                                                                        Shares            Value

Money Market Mutual Funds (4.2%)
  Federated Investors Prime Obligation                                                     200,000  $        200,000


  Total money market mutual funds (cost: $200,000)                                                           200,000


Cash and Cash Equivalents (2.3%)
  BONY Cash Reserve                                                                        108,636           108,636


  Total cash and cash equivalents (cost: $108,636)                                                           108,636


Total Investments (cost: $4,928,886)                                                                $      4,736,788

Percentages shown are based on total investments at market value.

The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
SCHEDULE OF INVESTMENTS
CONSERVATIVE INVESTOR PORTFOLIO
December 31, 2001

                                                         Market
        Description                     Shares            Value

Common Stock (41.3%)
  Advertising (0.1%)
    Lamar Advertising Co.*                 220     $       9,315
    Publicis Groupe ADR                    100             2,600

                                                          11,915

  Aerospace (0.5%)
    Boeing Co.                             750            29,085
    Precision Castparts Corp.              600            16,950

                                                          46,035

  Apparel (1.9%)
    Kellwood Co.                         1,950            46,820
    Liz Claiborne, Inc.                  1,050            52,237
    Reebok International *               2,200            58,300

                                                         157,357

  Automotive & Auto Parts (2.8%)
    Bandag, Inc.                         1,300            45,188
    Carlisle Companies, Inc.             1,450            53,621
    Ford Motor Co.                       2,000            31,440
    TBC Corp. *                          7,200            96,408
    Toyota Motor Corp.
      Sponsored ADR                        200            10,192

                                                         236,849

  Banks (1.4%)
    Australia & New Zealand
      Banking - Sponsored ADR              100             4,569
    Banco Santander CEN
      Sponsored ADR                        900             7,470
    Bank One Corp.                       1,350            52,717
    Deutsche Bank
      Sponsored ADR                         54             3,788
    HSBC Holdings
      PLC Sponsored ADR                    400            23,884
    Kookmin Bank                           100             3,876
    Lloyds TSB Group
      PLC - Sponsored ADR                  200             8,998
    UBS Registered                         215            10,750

                                                         116,052

  Biotechnology (0.4%)
    Amgen, Inc.*                           350            19,754
    Biogen, Inc.*                          190            10,897

                                                          30,651

  Broadcasting & Publishing (0.1%)
    VNU N.V. Sponsored ADR                 300             9,218

                                                           9,218


  Cement & Aggregates (0.7%)
    Cemex SA New - ADR - CPO               100             2,470
    Lafarge North America, Inc.          1,500            56,355

                                                          58,825

  Chemicals (0.6%)
    Aventis SA ADR                         100             7,100
    BASF AG - Sponsored ADR                100             3,791
    BOC Group PLC -
      Sponsored ADR*                       100             3,091
    Dow Chemical                         1,200            40,536
    Syngenta AG - ADR*                      12               127

                                                          54,645

  Computer Equipment &
   Hardware (1.9%)
    Canon, Inc. Sponsored ADR              300            10,518
    Cisco Systems, Inc.*                 2,280            41,290
    Compaq Computer Corp.                1,500            14,640
    Dell Computer Corp.*                 1,330            36,149
    Ingram Micro, Inc. - CL A*             720            12,470
    International Business
      Machines Corp.                       270            32,659
    Sun Microsystems, Inc.*              1,080            13,284

                                                         161,010

  Computer Software &
   Services (1.7%)
    Autodesk, Inc.                       1,400            52,178
    Information Systems
      Technology, Inc. - ADR               100             6,200
    Microsoft, Inc.*                       980            64,925
    Oracle Corp.*                        1,730            23,891

                                                         147,194

  Cosmetics & Toiletries (0.1%)
    Kimberly Clark Corp.                   130             7,774

                                                           7,774

  Diversified Operations (0.4%)
    Alstom SA - Sponsored ADR             100              1,135
    Cendant Corp.*                        820             16,080
    Hutchison Whampoa Ltd. ADR            300             14,475
    Vivendi Universal
      Sponsored ADR                       100              5,379

                                                          37,069


(continued on next page)
*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
SCHEDULE OF INVESTMENTS
CONSERVATIVE INVESTOR PORTFOLIO (continued)
December 31, 2001

                                                         Market
        Description                     Shares            Value

Common Stock (41.3%) (continued)
  Electrical Equipment &
   & Electronics (1.6%)
    American Power Conversion*             800     $       11,568
    BAE Systems PLC*                       200              3,675
    Baldor Electric Co.                  2,800             58,520
    Hitachi LTD  Sponsored ADR             100              7,319
    Kemet Corp.*                         2,150             38,162
    Kyocera Corp. Sponsored ADR            100              6,673
    Philips Electronics - NY SHR           300              8,733

                                                          134,650

  Financial Services (2.1%)
    Allied Capital Corp.*                1,820             47,320
    American Express Co.                   180              6,424
    Barclays
      PLC - Sponsored ADR                   69              9,284
    Citigroup, Inc.                      1,003             50,631
    ING Groep N.V.
      Sponsored ADR                        300              7,635
    USA Education, Inc.                    120             10,082
    Washington Mutual, Inc.              1,450             47,415

                                                          178,791

  Food, Beverage, Tobacco (1.6%)
    Anheuser-Busch Companies, Inc.         200              9,042
    Cadbury Schweppes
      PLC - Sponsored ADR                  100              2,572
    Companiha de Bebidas ADR               100              2,029
    Constellation Brands, Inc.*            370             15,855
    Groupe Danone
      Sponsored ADR                        200              4,790
    Nestle SA Sponsored ADR                100              5,330
    Outback Steakhouse, Inc.*            1,270             43,497
    Pepsi Bottling Group, Inc.           1,020             23,970
    Pepsico, Inc.                          560             27,266

                                                          134,351

  Furniture (1.0%)
    Kimball International, Inc.
      Class B                            1,550             23,483
    La-Z-Boy, Inc.                       2,850             62,187

                                                           85,670

  Hospitals (0.3%)
    Triad Hospitals, Inc.*                 290              8,512
    Universal Health Services, Inc.
      - Class B*                           410             17,540

                                                           26,052


  Housing (0.8%)
    Fleetwood Enterprises, Inc.*         2,200             24,926
    Toll Brothers, Inc.*                 1,000             43,900

                                                           68,826

  Insurance (0.4%)
    AFLAC, Inc.                            340              8,350
    AXA-UAP Sponsored ADR                  500             10,510
    Ohio Casualty Corp.*                   750             12,038
    Zurich Financial Services              100              2,355

                                                           33,253

  Investment Management (0.2%)
    Amvescap
      PLC - Sponsored ADR                   59              1,712
    Stilwell Financial, Inc.               600             16,332

                                                           18,044

  Managed Health Care (0.1%)
    Aetna U.S. Healthcare -  WI            290              9,567

                                                            9,567

  Manufacturing (2.2%)
    Crane Co.                            1,100             28,204
    General Electric Co.                 2,360             94,588
    Siemens AG                             200             13,096
    Trinity Industries                   1,700             46,189

                                                          182,077

  Medical Devices (0.5%)
    Biomet, Inc.                           715             22,094
    Medtronic, Inc.                        330             16,899
    Zimmer Holdings, Inc.*                  21                641

                                                           39,634

  Medical Supply (0.8%)
    McKesson HBOC, Inc.                  1,770             66,197

                                                           66,197

  Merchandising
   Food & Drug (0.7%)
    Ito-Yokado Co. Ltd.
      Sponsored ADR                        200              9,100
    Koninklijke Ahold NV -
      Sponsored ADR                        100              2,939
    Longs Drug Stores, Inc.              2,000             46,760

                                                           58,799

(continued on next page)
*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
SCHEDULE OF INVESTMENTS
CONSERVATIVE INVESTOR PORTFOLIO (continued)
December 31, 2001

                                                         Market
        Description                     Shares            Value

Common Stock (41.3%) (continued)
  Metals & Mining (1.5%)
    AK Steel Holding Corp.               2,300     $       26,174
    ALCOA, Inc.                          1,350             47,993
    Anglo American PLC ADR*                100              1,511
    BHP Limited Sponsored ADR              400              4,284
    Cleveland-Cliffs, Inc.               1,150             21,045
    Phelps Dodge Corp.                     750             24,300
    Pohang Iron & Steel Co., Ltd -
      Sponsored ADR                        100              2,300

                                                          127,607

  Multimedia (1.0%)
    AOL Time Warner, Inc.*               1,710             54,891
    Cox Communications, Inc. -
      CL A*                                440             18,440
    News Corp., LTD -
      Sponsored ADR Preferred              125              3,308
    The News Corp.LTD - ADR                200              6,362

                                                           83,001

  Oil, Oil Services & Natural Gas (2.1%)
    Apache Corp.                           198              9,876
    BG Group PLC*                          300              6,195
    BP Amoco
      PLC Sponsored ADR                    300             13,953
    CNOOC LTD. - ADR                       100              1,930
    Royal Dutch Petroleum Co.              850             41,667
    Shell Transport &
      Trading - ADR                        200              8,290
    Tidewater, Inc.                      1,400             47,460
    Total Fina SA
      Sponsored ADR                        100              7,024
    Valero Energy Corp.                  1,150             43,838

                                                          180,233

  Paper & Forest Products (0.5%)
    UPM Kymmene Corp.
      Sponsored ADR                        300             10,020
    Wausau-Mosinee Paper Corp.           2,900             35,090

                                                           45,110

  Pharmaceutical (2.6%)
    Astrazeneca PLC -
      Sponsored ADR*                       100              4,660
    Bristol-Myers Squibb Co.               250             12,750
    GlaxoSmithKline PLC                    400             19,928
    IDEC Pharmaceuticals Corp.*            540             37,222
    Merck & Co.                            840             49,392
    Novartis AG - ADR                      156              5,694
    Pfizer, Inc.                         1,890             75,317
    Roche Holding Ltd. ADR                  74              5,282
    Schering-Plough Corp.                  210              7,520

                                                          217,765

  Photo Equipment (0.1%)
    Fuji Photo Film - ADR                  300             10,782

                                                           10,782

  Retail (2.4%)
    Best Buy Company, Inc.*                120              8,938
    Home Depot, Inc.                     1,010             51,520
    Lands End, Inc. *                    1,300             65,208
    Marks & Spencer PLC - ADR              400             12,749
    TJX Companies, Inc.                    210              8,371
    Wal-Mart Stores, Inc.                  980             56,399

                                                          203,185

  Semi-Conductors (1.4%)
    Intel Corp.                          2,010             63,215
    Linear Technology Corp.                360             14,054
    National Semiconductor Corp.*          990             30,482
    Texas Instruments, Inc.                460             12,880

                                                          120,631

  Staffing Services (0.3%)
    Kelly Services, Inc.                   300              6,567
    Robert Half International, Inc.*       560             14,952

                                                           21,519

  Telecommunications (1.3%)
    Alcatel Alsthom
      CGE Sponsored ADR                    210              3,476
    America Movil ADR -
      Series L*                            100              1,948
    China Mobile HK Ltd. -
      Sponsored ADR*                       200              3,496
    Deutsche Telekom AG -
      Sponsored ADR                        300              5,070
    Ericsson (LM) - Sponsored ADR          400              2,088
    Nokia Corporation
      Sponsored ADR                        300              7,359
    Qwest Communications, Inc.             230              3,250
    Sprint Corp. (FON Group)               400              8,032
    Telefonica SA ADR*                     200              8,016
    Telefonos de Mexico
      Class L - ADR                        600             21,012
    Telephone & Data Systems, Inc.         280             25,130
    Vodafone Airtouch
      PLC Sponsored ADR                    800             20,544

                                                          109,421

(continued on next page)
*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
SCHEDULE OF INVESTMENTS
CONSERVATIVE INVESTOR PORTFOLIO (continued)
December 31, 2001

                                                         Market
        Description                     Shares            Value

Common Stock (41.3%) (continued)
  Telecommunications Equipment (0.7%)
    Advanced Fibre Communications*         470      $       8,305
    Corning, Inc*.                         550              4,906
    Qualcomm, Inc.*                        420             21,210
    Scientific-Atlanta, Inc.             1,100             26,334

                                                           60,755
  Telecommunication Services (0.1%)
    NTT Docomo, Inc. Sponsored ADR          61              3,584
    Quanta Services, Inc.*                 510              7,869

                                                           11,453

  Transportation (1.1%)
    Alexander & Baldwin, Inc.            1,900             50,730
    Kansas City Southern Industries, Inc   570              8,054
    Norfolk Southern Corp.               1,900             34,827

                                                           93,611

  Utilities (0.3%)
    Black Hills Corp.                      320             10,829
    Endesa S.A. - Sponsored ADR            400              6,268
    EON AG SPSD ADR                        100              5,151
    Korea Electric Power Corp. - Spon ADR  200              1,830

                                                           24,078

  Miscellaneous (1.0%)
    Acxiom Corp.*                          690             12,054
    Brunswick Corp.                      2,050             44,608
    Quintiles Transnational Corp.*       1,020             16,371
    Secom Co., Ltd. - ADR                  100             10,041

                                                           83,074

    Total common stock (cost: $3,453,328)               3,502,730


Money Market Mutual Funds (3.0%)
  Federated Investors Prime Obligation   250,000          250,000

Total money market mutual funds (cost: $250,000)          250,000


Mutual Funds (3.7%)
  Federated High Yield Fund             53,217            313,449


Total mutual funds (cost: $450,000)                       313,449



*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
SCHEDULE OF INVESTMENTS
CONSERVATIVE INVESTOR PORTFOLIO (continued)
December 31, 2001
                                                           Interest        Maturity        Principal         Market
        Description                                          Rate           Date            Amount           Value

Long-Term Notes and Bonds (44.8%)
  U.S. Government & Agency Obligations (16.1%)
    Federal National Mortgage Association MTN                7.000%       07/15/05    $      275,000   $     298,117
    U.S. Treasury Bonds                                      8.000%       11/15/21            75,000          94,946
    U.S. Treasury Bonds                                      6.500%       11/15/26           100,000         109,531
    U.S. Treasury Notes                                      4.750%       02/15/04           250,000         258,125
    U.S. Treasury Notes                                      7.000%       07/15/06           200,000         221,124
    U.S. Treasury Notes                                      9.125%       05/15/09           200,000         224,594
    U.S. Treasury Notes                                      5.000%       02/15/11            75,000          74,719
    U.S. Treasury Notes                                      6.125%       08/15/29            75,000          79,383

                                                                                                           1,360,539


  Mortgage Backed Securities (21.3%)
    Federal Home Loan Mortgage Corp. Gold Pool #E77035       6.500%       05/01/14           170,264         174,287
    Federal Home Loan Mortgage Corp. Gold Pool #E77962       6.500%       07/01/14            70,775          72,447
    Federal Home Loan Mortgage Corp. Gold Pool #E85127       6.000%       08/01/16            98,547          99,134
    Federal Home Loan Mortgage Corp. Gold Pool #E85353       6.000%       09/01/16            24,608          24,754
    Federal Home Loan Mortgage Corp. Gold Pool #C20300       6.500%       01/01/29           149,325         150,042
    Federal Home Loan Mortgage Corp. Gold Pool #C41681       8.000%       09/01/30            75,265          78,956
    Federal Home Loan Mortgage Corp. Gold Pool #C53475       6.500%       06/01/31            94,692          94,939
    Federal Home Loan Mortgage Corp. Gold Pool               7.000%       03/15/10           350,000         380,842
    Federal Home Loan Mortgage Corp. Gold Pool               6.500%       11/01/31            50,000          50,131
    Federal Home Loan Mortgage Corp. Gold Pool               6.500%       12/01/31            75,000          75,196
    FNMA Pool #582025                                        6.000%       05/01/31           124,016         121,433
    GNMA Pool #456155                                        6.500%       04/15/28           214,909         216,156
    GNMA Pool #511723                                        7.500%       10/15/30           252,441         261,486

                                                                                                           1,799,803


Corporate Obligations (7.4%)
  Business Finance (0.6%)
    Newcourt Credit Corp.                                    7.125%       12/17/03            50,000          52,932

                                                                                                              52,932

  Consumer Non-Durables (0.9%)
    Anheuser-Busch Cos. Inc.                                 6.750%       12/15/27            75,000          78,045

                                                                                                              78,045

  Energy (0.9%)
    Union Pacific Resources                                  7.050%       05/15/18            75,000          74,453

                                                                                                              74,453

  Finance Company (2.1%)
    Ford Motor Credit Corp.                                  7.600%       08/01/05            75,000          77,150
    PEMEX Finance                                            9.140%       08/15/04            100,000        104,415

                                                                                                             181,565

(continued on next page)

The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
SCHEDULE OF INVESTMENTS
CONSERVATIVE INVESTOR PORTFOLIO (continued)
December 31, 2001
                                                           Interest        Maturity        Principal         Market
        Description                                          Rate           Date            Amount           Value


Long-Term Notes and Bonds (44.8%) (continued)
Corporate Obligations (7.4%) (continued)
  Health Care (0.9%)
    Beckman Coulter                                         7.450%        03/04/08    $      75,000    $      78,005

                                                                                                              78,005

 Other Finance (0.2%)
    Osprey Trust*                                           8.310%        01/15/03           75,000           14,250

                                                                                                              14,250

  Real Estate Investment Trust (REIT) (0.9%)
    Simon Property Group, Inc.                              6.750%        02/09/04           75,000           76,634

                                                                                                              76,634

  Telecommunications (0.9%)
    GTE Corp.                                               6.940%        04/15/28           75,000           75,125

                                                                                                              75,125


    Total corporate obligations                                                                              631,009


  Total long-term notes and bonds (cost: $3,733,320)                                                       3,791,351


  Short-Term Notes and Bonds (2.4%)
    General Electric Co.                                   1.948%         01/08/02          200,000          199,940

     Total short-term notes and bonds (cost: $199,925)                                                       199,940


  Cash and Cash Equivalents (4.8%)
    BONY Cash Reserve                                                                       403,321          403,321

     Total cash and cash equivalents (cost: $403,321)                                                        403,321


  Total Investments (cost: $8,489,894)                                                               $     8,460,791

*Non-income producing.
Percentages shown are based on total investments at market value.
The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
SCHEDULE OF INVESTMENTS
MODERATE INVESTOR PORTFOLIO
December 31, 2001

                                                         Market
        Description                     Shares            Value

Common Stock (61.3%)
  Advertising (0.2%)
    Lamar Advertising Co.*                 360     $      15,242
    Publicis Groupe ADR                    100             2,600

                                                          17,842

  Aerospace (0.7%)
    Boeing Co.                             900            34,902
    Precision Castparts Corp.              750            21,188

                                                          56,090

  Apparel (2.3%)
    Kellwood Co.                         2,300            55,222
    Liz Claiborne, Inc.                  1,250            62,188
    Reebok International *               2,800            74,200

                                                         191,610

  Automotive & Auto Parts (3.7%)
    Bandag, Inc.                         1,650            57,354
    Carlisle Companies, Inc.             1,750            64,715
    Ford Motor Co                     .  2,450            38,514
    TBC Corp. *                          9,500           127,204
    Toyota Motor Corp.
      Sponsored ADR                        400            20,384

                                                         308,171

  Banks (2.4%)
    Australia & New Zealand
      Banking - Sponsored ADR              300            13,707
    Banco Santander
      CEN Sponsored ADR                  1,700            14,110
    Bank One Corp.                       1,600            62,480
    Deutsche Bank
      Sponsored ADR                        203            14,240
    HSBC Holdings PLC
      Sponsored ADR                        800            47,767
    Kookmin Bank                           190             7,381
    Lloyds TSB Group
      PLC - Sponsored ADR                  400            17,996
    NEDCOR Limited -
      Sponsored ADR                        100             2,071
    UBS Registered                         410            20,500

                                                         200,252

  Biotechnology (0.6%)
    Amgen, Inc.*                           560            31,606
    Biogen, Inc.*                          290            16,632

                                                          48,238

  Broadcasting & Publishing (0.2%)
    VNU N.V. Sponsored ADR                 500            15,363

                                                          15,363

  Cement & Agregates (0.9%)
    Cemex SA New - ADR - CPO               100             2,470
    Lafarge North America, Inc.          1,850            69,505

                                                          71,975

  Chemicals (0.9%)
    Aventis SA ADR                         200            14,200
    BASF AG - Sponsored ADR                100             3,791
    BOC Group PLC -
      Sponsored ADR*                       200             6,182
    Dow Chemical                         1,400            47,291
    Syngenta AG - ADR*                      26               276

                                                          71,740

  Computer Equipment &
   Hardware (2.9%)
    Canon, Inc. Sponsored ADR              500            17,530
    Cisco Systems, Inc.*                 3,620            65,558
    Compaq Computer Corp.                1,700            16,592
    Dell Computer Corp.*                 2,100            57,078
    Ingram Micro, Inc. - CL A*           1,150            19,918
    International Business
      Machines Corp.                       360            43,546
    Sun Microsystems, Inc.*              1,700            20,910

                                                         241,132

  Computer Software &
   Services (2.6%)
    Autodesk, Inc.                       1,650            61,496
    Information Systems
      Technology, Inc. - ADR               100             6,200
    Microsoft, Inc.*                     1,580           104,675
    Oracle Corp.*                        2,740            37,839

                                                         210,210

  Cosmetics & Toiletries (0.2%)
    Kimberly Clark Corp.                   210            12,558

                                                          12,558

  Diversified Operations (0.8%)
    Alstom SA - Sponsored ADR              200             2,270
    Cendant Corp.*                       1,310            25,690
    Hutchison Whampoa Ltd. ADR             500            24,125
    Vivendi Universal
      Sponsored ADR                        200            10,758

                                                          62,843

(continued on next page)
*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
SCHEDULE OF INVESTMENTS
MODERATE INVESTOR PORTFOLIO (continued)
December 31, 2001

                                                         Market
        Description                     Shares            Value

Common Stock (61.3%) (continued)
  Electrical Equipment &
   & Electronics (2.2%)
    American Power Conversion*             900     $      13,014
    BAE Systems PLC*                       400             7,350
    Baldor Electric Co.                  3,350            70,015
    Hitachi LTD  Sponsored ADR             200            14,638
    Kemet Corp.*                         2,600            46,150
    Kyocera Corp. Sponsored ADR            200            13,346
    Philips Electronics - NY SHR           600            17,466

                                                         181,979

  Financial Services (3.0%)
    Allied Capital Corp.*                2,890            75,140
    American Express Co.                   280             9,993
    Barclays
      PLC - Sponsored ADR                  131            17,626
    Citigroup, Inc.                      1,249            63,050
    ING Groep N.V.
      Sponsored ADR                        500            12,725
    USA Education, Inc.                    190            15,964
    Washington Mutual, Inc.              1,725            56,408

                                                         250,906

  Food, Beverage, Tobacco (2.5%)
    Anheuser-Busch Companies, Inc.         320            14,467
    Cadbury Schweppes
      PLC - Sponsored ADR                  200             5,144
    Companiha de Bebidas ADR               200             4,058
    Constellation Brands, Inc.*            600            25,710
    Groupe Danone
      Sponsored ADR                        300             7,185
    Nestle SA Sponsored ADR                200            10,661
    Outback Steakhouse, Inc.*            1,700            58,225
    Pepsi Bottling Group, Inc.           1,640            38,540
    Pepsico, Inc.                          890            43,334

                                                         207,324

  Furniture (1.3%)
    Kimball International, Inc.
      Class B                            1,950            29,543
    La-Z-Boy, Inc.                       3,400            74,187

                                                         103,730

  Housing (1.0%)
    Fleetwood Enterprises, Inc.*         2,600            29,458
    Toll Brothers, Inc.*                 1,250            54,875

                                                          84,333

  Hospitals (0.5%)
    Triad Hospitals, Inc.*                 470            13,795
    Universal Health Services, Inc. -
      Class B*                             650            27,807

                                                          41,602

  Insurance (0.6%)
    AFLAC, Inc.                            540            13,262
    AXA-UAP Sponsored ADR                  900            18,918
    Ohio Casualty Corp.*                   850            13,643
    Zurich Financial Services              300             7,065

                                                          52,888

  Investment Management (0.4%)
    Amvescap
      PLC - Sponsored ADR                  112             3,250
    Stilwell Financial, Inc.               950            25,859

                                                          29,109

  Managed Health Care (0.2%)
    Aetna U.S. Healthcare -  WI            470            15,505

                                                          15,505

  Manufacturing (3.2%)
    Crane Co.                            1,300            33,332
    General Electric Co.                 3,760           150,700
    Siemens AG                             400            26,192
    Trinity Industries                   2,100            57,057

                                                         267,281

  Medical Devices (0.8%)
    Biomet, Inc.                         1,140            35,226
    Medtronic, Inc.                        520            26,629
    Zimmer Holdings, Inc.*                  36             1,099

                                                          62,954

  Medical Supply (1.0%)
    McKesson HBOC, Inc.                  2,290            85,646

                                                          85,646

  Merchandising
   Food & Drug (0.9%)
    Ito-Yokado Co. Ltd.
      Sponsored ADR                        400            18,200
    Koninklijke Ahold NV -
      Sponsored ADR                        100             2,939
    Longs Drug Stores, Inc.              2,350            54,943

                                                          76,082

(continued on next page)
*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
SCHEDULE OF INVESTMENTS
MODERATE INVESTOR PORTFOLIO (continued)
December 31, 2001

                                                         Market
        Description                     Shares            Value

Common Stock (61.3%) (continued)
  Metals & Mining (2.0%)
    AK Steel Holding Corp.               2,850     $      32,433
    ALCOA, Inc.                          1,550            55,103
    Anglo American PLC ADR*                200             3,022
    BHP Limited Sponsored ADR              700             7,497
    Cleveland-Cliffs, Inc.               1,500            27,450
    Phelps Dodge Corp.*                    950            30,780
    Pohang Iron & Steel Co., Ltd -
      Sponsored ADR                        200             4,600

                                                         160,885

  Multimedia (1.7%)
    AOL Time Warner, Inc.*               2,700            86,670
    Cox Communications, Inc. -
      CL A*                                710            29,756
    News Corp., LTD -
      Sponsored ADR Preferred              187             4,948
    Reuters Group PLC                      100             5,999
    The News Corp.LTD - ADR                400            12,724

                                                         140,097

  Oil, Oil Services & Natural Gas (3.0%)
    Apache Corp.                           308            15,363
    BG Group PLC*                          600            12,390
    BP Amoco PLC
      Sponsored ADR                        600            27,906
    CNOOC LTD. - ADR                       200             3,860
    Royal Dutch Petroleum Co.            1,000            49,020
    Shell Transport &
      Trading - ADR                        300            12,435
    Tidewater, Inc.                      1,770            60,003
    Total Fina SA
      Sponsored ADR                        200            14,048
    Valero Energy Corp.                  1,350            51,462

                                                         246,487

  Paper & Forest Products (0.8%)
    UPM Kymmene Corp.
      Sponsored ADR                        600            20,040
    Wausau-Mosinee Paper Corp.           3,500            42,350

                                                          62,390

  Pharmaceutical (4.3%)
    Astrazeneca PLC -
      Sponsored ADR*                       200             9,320
    Bristol-Myers Squibb Co.               390            19,890
    GlaxoSmithKline PLC                    700            34,874
    IDEC Pharmaceuticals Corp.*            860            59,280
    Merck & Co.                          1,340            78,792
    Novartis AG - ADR                      305            11,133
    Pfizer, Inc.                         3,010           119,949
    Roche Holding Ltd. ADR                 140             9,992
    Schering-Plough Corp.                  340            12,175

                                                         355,405

  Photo Equipment (0.2%)
    Fuji Photo Film - ADR                  500            17,970

                                                          17,970

  Retail (3.6%)
    Best Buy Company, Inc.*                190            14,151
    Home Depot, Inc.                     1,590            81,106
    Lands End, Inc. *                    1,550            77,748
    Marks & Spencer PLC - ADR              700            22,311
    TJX Companies, Inc.                    340            13,552
    Wal-Mart Stores, Inc.                1,550            89,203

                                                         298,071

  Semi-Conductors (2.4%)
    Intel Corp.                          3,190           100,326
    Linear Technology Corp.                580            22,643
    National Semiconductor Corp.*        1,570            48,340
    Texas Instruments, Inc.                730            20,440
    United Microelectronics - ADR        1,000             9,600

                                                         201,349

  Staffing Services (0.4%)
    Kelly Services, Inc.                   300             6,567
    Robert Half International, Inc.*       890            23,763

                                                          30,330

  Telecommunications (2.3%)
    Alcatel Alsthom
      CGE Sponsored ADR                    397             6,570
    America Movil ADR -
      Series L*                            200             3,896
    China Mobile HK Ltd. -
      Sponsored ADR*                       400             6,992
    Deutsche Telekom AG -
      Sponsored ADR                        600            10,140
    Ericsson (LM) - Sponsored ADR          800             4,176
    Nokia Corporation
      Sponsored ADR                        500            12,265
    Qwest Communications, Inc.             370             5,228
    Sprint Corp. (FON Group)               500            10,040
    Telebras ADR PFD Block                 100             4,000
    Telefonica SA ADR*                     400            16,032
    Telefonos de Mexico
      Class L - ADR                        800            28,016
    Telephone & Data Systems, Inc.         450            40,388
    Vodafone Airtouch
      PLC Sponsored ADR                  1,500            38,520

                                                         186,263

(continued on next page)
*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
SCHEDULE OF INVESTMENTS
MODERATE INVESTOR PORTFOLIO (continued)
December 31, 2001

                                                         Market
        Description                     Shares            Value

Common Stock (61.3%) (continued)
  Telecommunications Equipment (1.1%)
    Advanced Fibre Communications*         740     $      13,076
    Corning, Inc.*                         870             7,760
    Qualcomm, Inc.*                        680            34,340
    Scientific-Atlanta, Inc.             1,350            32,319

                                                          87,495

  Telecommunication Services (0.2%)
    NTT Docomo, Inc. Sponsored ADR         117             6,874
    Quanta Services, Inc.*                 820            12,653

                                                          19,527

  Transportation (1.4%)
    Alexander & Baldwin, Inc.            2,250            60,075
    Kansas City Southern Industries, Inc.  910            12,858
    Norfolk Southern Corp.               2,250            41,243

                                                         114,176

  Utilities (0.5%)
    Black Hills Corp.                      500            16,920
    Endesa S.A. - Sponsored ADR            900            14,103
    EON AG SPSD ADR                        200            10,302
    Korea Electric Power Corp. - Spon ADR  400             3,660

                                                          44,985

  Miscellaneous (1.4%)
    Acxiom Corp.*                        1,100            19,217
    Brunswick Corp.                      2,500            54,400
    Quintiles Transnational Corp.*       1,600            25,680
    Secom Co., Ltd. - ADR                  200            20,082

                                                         119,379

    Total common stock (cost: $5,145,966)              5,052,172


Money Market Mutual Funds (0.8%)
  Federated Investors Prime Obligation  70,000            70,000

    Total money market mutual funds (cost: $70,000)       70,000


Mutual Funds (4.2%)
  Federated High Yield Fund             58,802           346,343


    Total mutual funds (cost: $500,000)                  346,343



*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
SCHEDULE OF INVESTMENTS
MODERATE INVESTOR PORTFOLIO (continued)
December 31, 2001
                                                           Interest        Maturity        Principal         Market
        Description                                          Rate           Date            Amount           Value

Long-Term Notes and Bonds (29.6%)
  U.S. Government & Agency Obligations (11.6%)
    Federal National Mortgage Association MTN                7.000%        7/15/05   $       325,000   $     352,320
    U.S. Treasury Bonds                                      8.000%       11/15/21            50,000          63,297
    U.S. Treasury Bonds                                      6.500%       11/15/26           100,000         109,531
    U.S. Treasury Notes                                      4.750%       02/15/04            50,000          51,625
    U.S. Treasury Notes                                      7.000%       07/15/06           150,000         165,843
    U.S. Treasury Notes                                      9.125%       05/15/09           100,000         112,297
    U.S. Treasury Notes                                      5.000%       02/15/11            50,000          49,813
    U.S. Treasury Notes                                      6.125%       08/15/29            50,000          52,922

                                                                                                             957,648

Mortgage Backed Securities (12.3%)
Federal Home Loan Mortgage Corp. Gold Pool #E77962           6.500%       07/01/14            70,775          72,447
Federal Home Loan Mortgage Corp. Gold Pool #E81576           6.500%       10/01/15            70,379          71,932
Federal Home Loan Mortgage Corp. Gold Pool #E85127           6.000%       08/01/16            49,274          49,567
Federal Home Loan Mortgage Corp. Gold Pool #E85353           6.000%       09/01/16            24,608          24,754
Federal Home Loan Mortgage Corp. Gold Pool #C20300           6.500%       01/01/29           110,029         110,557
Federal Home Loan Mortgage Corp. Gold Pool #C41223           8.000%       08/01/30            36,229          38,006
Federal Home Loan Mortgage Corp. Gold Pool #C53475           6.500%       06/01/31            71,019          71,205
Federal Home Loan Mortgage Corp. Gold Pool                   7.000%       03/15/10           100,000         108,812
Federal Home Loan Mortgage Corp. Gold Pool                   6.500%       11/01/31            25,000          25,065
Federal Home Loan Mortgage Corp. Gold Pool                   6.500%       12/01/31            25,000          25,065
FNMA Pool #582025                                            6.000%       05/01/31            74,410          72,860
GNMA Pool #454007                                            6.500%       04/15/28           164,823         165,779
GNMA Pool #511723                                            7.500%       10/15/30           168,294         174,324

                                                                                                           1,010,373

Corporate Obligations (5.7%)
  Business Finance (0.6%)
    Newcourt Credit Corp.                                   7.125%        12/17/03            50,000          52,932

                                                                                                              52,932

  Consumer Non-Durables (0.6%)
    Anheuser-Busch Cos. Inc.                                6.750%        12/15/27            50,000          52,030

                                                                                                              52,030

  Energy (0.6%)
    Union Pacific Resources                                 7.050%        05/15/18            50,000          49,635

                                                                                                              49,635

  Finance Company (1.4%)
    Ford Motor Credit Corp.                                 7.600%        08/01/05            50,000          51,433
    PEMEX Finance                                           9.140%        08/15/04            50,000          52,207

                                                                                                             103,640

  Health Care (1.2%)
    Beckman Coulter                                         7.450%        03/04/08            50,000          52,003
    Boston Scientific                                       6.625%        03/15/05            50,000          49,982

                                                                                                             101,985

(continued on next page)
The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
SCHEDULE OF INVESTMENTS
MODERATE INVESTOR PORTFOLIO (continued)
December 31, 2001
                                                           Interest        Maturity        Principal         Market
        Description                                          Rate           Date            Amount           Value

Long-Term Notes and Bonds (29.6%) (continued)
Corporate Obligations (5.7%) (continued)
  Other Finance (0.1%)
    Osprey Trust*                                           8.310%        01/15/03    $       50,000     $     9,500

                                                                                                               9,500

  Real Estate Investment Trust (REIT) (0.6%)
    Simon Property Group, Inc.                              6.750%        02/09/04            50,000          51,090

                                                                                                              51,090

  Telecommunications (0.6%)
    GTE Corp.                                               6.940%        04/15/28            50,000          50,083

                                                                                                              50,083


    Total corporate obligations                                                                              470,895


  Total long-term notes and bonds (cost: $2,401,518)                                                       2,438,916


Short-Term Notes and Bonds (3.6%)
  Household Finance Corp.                                   1.983%        01/08/02           300,000         299,910

    Total short-term notes and bonds (cost: $299,886)                                                        299,910


Cash and Cash Equivalents (0.5%)
  BONY Cash Reserve                                                                           38,408          38,408

    Total cash and cash equivalents (cost: $38,408)                                                           38,408


  Total Investments (cost: $8,455,778)                                                                $    8,245,749

*Non-income producing.
Percentages shown are based on total investments at market value.
The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
SCHEDULE OF INVESTMENTS
AGGRESSIVE INVESTOR PORTFOLIO
December 31, 2001

                                                         Market
        Description                     Shares            Value

Common Stock (79.5%)
  Advertising (0.3%)
    Lamar Advertising Co.*                 470     $      19,900
    Publicis Groupe ADR                    200             5,200

                                                          25,100

  Aerospace (0.8%)
    Boeing Co.                           1,100           42,657
    Precision Castparts Corp.              800           22,600

                                                         65,257

  Apparel (2.7%)
    Kellwood Co.                         2,650           63,626
    Liz Claiborne, Inc.                  1,450           72,138
    Reebok International *               3,300           87,450

                                                        223,214

  Automotive & Auto Parts (4.5%)
    Bandag, Inc.                         1,950           67,782
    Carlisle Companies, Inc.             1,950           72,111
    Ford Motor Co.                       2,850           44,802
    TBC Corp. *                         11,100          148,628
    Toyota Motor Corp.
      Sponsored ADR                        600           30,576

                                                        363,899

  Banks (3.2%)
    Australia & New Zealand
      Banking - Sponsored ADR              400           18,276
    Banco Santander
      CEN Sponsored ADR                  2,400           19,920
    Bank One Corp.                       1,750           68,338
    Deutsche Bank
      Sponsored ADR                        246           17,257
    HSBC Holdings PLC
      Sponsored ADR                      1,100           65,680
    Kookmin Bank                           268           10,432
    Lloyds TSB Group
      PLC - Sponsored ADR                  500           22,495
    NEDCOR Limited -
      Sponsored ADR                        100            2,071
    UBS Registered                         580           29,000

                                                        253,469

  Biotechnology (0.8%)
    Amgen, Inc.*                           740           41,766
    Biogen, Inc.*                          400           22,940

                                                         64,706


  Broadcasting & Publishing (0.3%)
    VNU N.V. Sponsored ADR                 700           21,509

                                                         21,509

  Cement & Agregates (1.1%)
    Cemex SA New - ADR - CPO               200            4,940
    Lafarge North America, Inc.          2,150           80,775

                                                         85,715

  Chemicals (1.1%)
    Aventis SA ADR                         298           21,158
    BASF AG - Sponsored ADR                200            7,582
    BOC Group PLC -
      Sponsored ADR*                       300            9,273
    Dow Chemical                         1,550           52,358
    Syngenta AG - ADR*                      40              424

                                                         90,795

  Computer Equipment &
   Hardware (3.9%)
    Canon, Inc. Sponsored ADR              700           24,542
    Cisco Systems, Inc.*                 4,780           86,565
    Compaq Computer Corp.                2,000           19,520
    Dell Computer Corp.*                 2,780           75,560
    Ingram Micro, Inc. - CL A*           1,530           26,500
    International Business
      Machines Corp.                       390           47,174
    Sun Microsystems, Inc.*              2,240           27,552

                                                        307,413

  Computer Software &
   Services (3.3%)
    Autodesk, Inc.                       1,850           68,950
    Information Systems
    Technology, Inc ADR                    200           12,400
    Microsoft, Inc.*                     2,080          137,800
    Oracle Corp.*                        3,630           50,130

                                                        269,280

  Cosmetics & Toiletries (0.2%)
    Kimberly Clark Corp.                   270           16,146

                                                         16,146

  Diversified Operations (1.1%)
    Alstom SA - Sponsored ADR              200            2,270
    Cendant Corp.*                       1,730           33,925
    Hutchison Whampoa Ltd. ADR             800           38,600
    Vivendi Universal
      Sponsored ADR                        200           10,758

                                                         85,553

(continued on next page)
*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
SCHEDULE OF INVESTMENTS
AGGRESSIVE INVESTOR PORTFOLIO (continued)
December 31, 2001

                                                         Market
        Description                     Shares            Value

Common Stock (79.5%) (continued)
  Electrical Equipment &
   & Electronics (2.8%)
    American Power Conversion*             900      $     13,014
    BAE Systems PLC*                       500             9,188
    Baldor Electric Co.                  3,900            81,510
    Hitachi LTD  Sponsored ADR             300            21,957
    Kemet Corp.*                         3,000            53,250
    Kyocera Corp. Sponsored ADR            300            20,019
    Philips Electronics - NY SHR           800            23,288

                                                         222,226

  Financial Services (3.9%)
    Allied Capital Corp.*                3,830            99,580
    American Express Co.                   380            13,562
    Barclays
      PLC - Sponsored ADR                  185            24,892
    Citigroup, Inc.                      1,398            70,571
    ING Groep N.V.
      Sponsored ADR                        700            17,815
    USA Education, Inc.                    240            20,165
    Washington Mutual, Inc.              1,900            62,130

                                                         308,715

  Food, Beverage, Tobacco (3.4%)
    Anheuser-Busch Companies, Inc.         420            18,988
    Cadbury Schweppes
      PLC - Sponsored ADR                  200             5,144
    Companiha de Bebidas ADR               300             6,087
    Constellation Brands, Inc.*            790            33,852
    Groupe Danone
      Sponsored ADR                        500            11,975
    Nestle SA Sponsored ADR                300            15,991
    Outback Steakhouse, Inc.*            2,040            69,870
    Pepsi Bottling Group, Inc.           2,180            51,230
    Pepsico, Inc.                        1,190            57,941

                                                         271,078

  Furniture (1.5%)
    Kimball International, Inc.
      Class B                            2,200            33,330
    La-Z-Boy, Inc.                       3,950            86,189

                                                         119,519

  Housing (1.2%)
    Fleetwood Enterprises, Inc.*         2,850            32,291
    Toll Brothers, Inc.*                 1,450            63,655

                                                          95,946

  Hospitals (0.7%)
    Triad Hospitals, Inc.*                 620            18,197
    Universal Health Services, Inc. -
      Class B*                             860            36,791

                                                          54,988

  Insurance (0.9%)
    AFLAC, Inc.                            710            17,438
    AXA-UAP Sponsored ADR                1,300            27,326
    Ohio Casualty Corp.*                 1,100            17,655
    Zurich Financial Services              400             9,420

                                                          71,839

  Investment Management (0.5%)
    Amvescap
      PLC - Sponsored ADR                  159             4,614
    Stilwell Financial, Inc.             1,250            34,025

                                                          38,639

  Managed Health Care (0.3%)
    Aetna U.S. Healthcare -  WI            620            20,454

                                                          20,454

  Manufacturing (4.3%)
    Crane Co.                            1,500            38,460
    General Electric Co.                 4,980           199,598
    Siemens AG                             600            39,288
    Trinity Industries                   2,500            67,925

                                                         345,271

  Medical Devices (1.0%)
    Biomet, Inc.                         1,520            46,968
    Medtronic, Inc.                        690            35,335
    Zimmer Holdings, Inc.*                  47             1,435

                                                          83,738

  Medical Supply (1.3%)
    McKesson HBOC, Inc.                  2,690           100,606

                                                         100,606

  Merchandising
   Food & Drug (1.2%)
    Ito-Yokado Co. Ltd.
      Sponsored ADR                        600            27,300
    Koninklijke Ahold NV -
      Sponsored ADR                        200             5,878
    Longs Drug Stores, Inc.              2,700            63,126

                                                          96,304

(continued on next page)
*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
SCHEDULE OF INVESTMENTS
AGGRESSIVE INVESTOR PORTFOLIO (continued)
December 31, 2001

                                                         Market
        Description                     Shares            Value

Common Stock (79.5%) (continued)
  Metals & Mining (2.3%)
    AK Steel Holding Corp.               3,150    $       35,847
    ALCOA, Inc.                          1,800            63,990
    Anglo American PLC ADR*                300             4,533
    BHP Limited Sponsored ADR*           1,100            11,781
    Cleveland-Cliffs, Inc.               1,600            29,280
    Phelps Dodge Corp.*                  1,000            32,400
    Pohang Iron & Steel Co., Ltd -
      Sponsored ADR                        300             6,900

                                                         184,731

  Multimedia (2.3%)
    AOL Time Warner, Inc.*               3,570           114,597
    Cox Communications, Inc. -
      CL A*                                930            38,976
    News Corp., LTD -
      Sponsored ADR Preferred              307             8,123
    Reuters Group PLC                      100             5,999
    The News Corp.LTD - ADR                500            15,905

                                                         183,600

  Oil, Oil Services & Natural Gas (3.8%)
    Apache Corp.                           407            20,301
    BG Group PLC*                          900            18,585
    BP Amoco PLC
      Sponsored ADR                        800            37,208
    CNOOC LTD. - ADR                       300             5,790
    Royal Dutch Petroleum Co.            1,100            53,922
    Shell Transport &
      Trading - ADR                        400            16,580
    Tidewater, Inc.                      2,030            68,817
    Total Fina SA
      Sponsored ADR                        300            21,072
    Valero Energy Corp.                  1,500            57,180

                                                         299,455

  Paper & Forest Products (0.9%)
    UPM Kymmene Corp.
      Sponsored ADR                        800            26,720
    Wausau-Mosinee Paper Corp.           3,950            47,795

                                                          74,515

  Pharmaceutical (5.9%)
    Astrazeneca PLC -
     Sponsored ADR*                        200             9,320
    Bristol-Myers Squibb Co.               520            26,520
    GlaxoSmithKline PLC                  1,000            49,820
    IDEC Pharmaceuticals Corp.*          1,130            77,891
    Merck & Co.                          1,770           104,076
    Novartis AG - ADR                      430            15,695
    Pfizer, Inc.                         3,970           158,205
    Roche Holding Ltd. ADR                 198            14,132
    Schering-Plough Corp.                  440            15,756

                                                         471,415

  Photo Equipment (0.4%)
    Fuji Photo Film - ADR                  800            28,752

                                                          28,752

  Retail (4.8%)
    Best Buy Company, Inc.*                240            17,875
    Home Depot, Inc.                     2,100           107,121
    Lands End, Inc. *                    1,750            87,780
    Marks & Spencer PLC - ADR            1,000            31,873
    TJX Companies, Inc.                    440            17,538
    Wal-Mart Stores, Inc.                2,050           117,978

                                                         380,165

  Semi-Conductors (3.3%)
    Intel Corp.                          4,210           132,405
    Linear Technology Corp.                770            30,061
    National Semiconductor Corp.*        2,070            63,735
    Texas Instruments, Inc.                960            26,880
    United Microelectronics ADR          1,000             9,600

                                                         262,681

  Staffing Services (0.5%)
    Kelly Services, Inc.                   300             6,567
    Robert Half International, Inc.*     1,190            31,773

                                                          38,340

  Telecommunications (3.1%)
    Alcatel Alsthom
      CGE Sponsored ADR                    564             9,334
    America Movil ADR -
      Series L*                            300             5,844
    China Mobile HK Ltd. -
      Sponsored ADR*                       600            10,488
    Deutsche Telekom AG -
      Sponsored ADR                        800            13,520
    Ericsson (LM) -
      Sponsored ADR                      1,200             6,264
    Nokia Corporation
      Sponsored ADR                        700            17,171
    Qwest Communications, Inc.             510             7,206
    Sprint Corp. (FON Group)               600            12,048
    Telebras ADR PFD Block                 100             4,000
    Telefonica SA ADR*                     500            20,040
    Telefonos de Mexico
      Class L - ADR                        900            31,518
    Telephone & Data Systems, Inc.         590            52,953
    Vodafone Airtouch PLC
      Sponsored ADR                      2,200            56,496

                                                         246,882

(continued on next page)
*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
SCHEDULE OF INVESTMENTS
AGGRESSIVE INVESTOR PORTFOLIO (continued)
December 31, 2001

                                                         Market
        Description                     Shares            Value

Common Stock (79.5%) (continued)
  Telecommunications Equipment (1.3%)
    Advanced Fibre Communications*        990     $       17,493
    Corning, Inc.*                      1,150             10,258
    Qualcomm, Inc.*                       890             44,945
    Scientific-Atlanta, Inc.            1,450             34,713

                                                         107,409

  Telecommunication Services (0.3%)
    NTT Docomo, Inc. Sponsored ADR        165             9,694
    Quanta Services, Inc.*              1,090            16,819

                                                         26,513

  Transportation (1.7%)
    Alexander & Baldwin, Inc.           2,500            66,750
    Kansas City Southern Industries,    1,210            17,097
    Norfolk Southern Corp.              2,800            51,324

                                                        135,171

  Utilities (0.8%)
    Black Hills Corp.                     670            22,673
    Endesa S.A. - Sponsored ADR         1,200            18,804
    EON AG SPSD ADR                       300            15,453
    Korea Electric Power Corp. - Spon ADR 600             5,490

                                                         62,420

  Miscellaneous (1.8%)
    Acxiom Corp.*                       1,450            25,332
    Brunswick Corp.                     2,950            64,192
    Quintiles Transnational Corp.*      2,120            34,026
    Secom Co., Ltd. - ADR                 200            20,082

                                                        143,632

      Total common stock (cost: $6,487,008)           6,347,060


Money Market Mutual Funds (4.3%)
  Federated High Yield Fund            58,031           341,800

    Total money market mutual funds (cost: $490,143)    341,800



*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
SCHEDULE OF INVESTMENTS
AGGRESSIVE INVESTOR PORTFOLIO (continued)
December 31, 2001
                                                           Interest        Maturity        Principal         Market
        Description                                          Rate           Date            Amount           Value

Long-Term Notes and Bonds (14.2%)
  U.S. Government & Agency Obligations (3.7%)
    U.S. Treasury Bonds                                     8.000%        11/15/21    $       25,000    $     31,649
    U.S. Treasury Bonds                                     6.500%        11/15/26            50,000          54,766
    U.S. Treasury Notes                                     4.750%        02/15/04            25,000          25,813
    U.S. Treasury Notes                                     7.000%        07/15/06            50,000          55,281
    U.S. Treasury Notes                                     9.125%        05/15/09            25,000          28,074
    U.S. Treasury Notes                                     5.000%        02/15/11            75,000          74,719
    U.S. Treasury Notes                                     6.125%        08/15/29            25,000          26,461

                                                                                                             296,763

  Mortgage Backed Securities (6.9%)
    Federal Home Loan Mortgage Corp. Gold Pool #E77962      6.500%        07/01/14            35,388          36,224
    Federal Home Loan Mortgage Corp. Gold Pool #E81576      6.500%        10/01/15            70,379          71,932
    Federal Home Loan Mortgage Corp. Gold Pool #E85127      6.000%        08/01/16            49,274          49,567
    Federal Home Loan Mortgage Corp. Gold Pool #E85353      6.000%        09/01/16            49,212          49,505
    Federal Home Loan Mortgage Corp. Gold Pool #C20300      6.500%        01/01/29            74,662          75,021
    Federal Home Loan Mortgage Corp. Gold Pool #C40544      8.000%        07/01/30            29,506          30,953
    Federal Home Loan Mortgage Corp. Gold Pool              6.500%        12/01/31            25,000          25,065
    FNMA Pool #582025                                       6.000%        05/01/31            49,607          48,573
    GNMA Pool #454007                                       6.500%        04/15/28            73,255          73,679
    GNMA Pool #511723                                       7.500%        10/15/30            84,147          87,162

                                                                                                             547,681

Corporate Obligations (3.6%)
  Business Finance (0.7%)
    Newcourt Credit Corp.                                  7.125%         12/17/03            50,000          52,932

                                                                                                              52,932

  Consumer Non-Durables (0.3%)
    Anheuser-Busch Cos. Inc.                               6.750%         12/15/27            25,000          26,015

                                                                                                              26,015

  Energy (0.3%)
    Union Pacific Resources                                7.050%         05/15/18            25,000          24,818

                                                                                                              24,818

  Finance Company (1.0%)
    Ford Motor Credit Corp.                                7.600%         08/01/05            25,000          25,717
    PEMEX Finance                                          9.140%         08/15/04            50,000          52,207

                                                                                                              77,924

  Health Care (0.6%)
    Beckman Coulter                                        7.450%         03/04/08            25,000          26,002
    Boston Scientific                                      6.625%         03/15/05            25,000          24,991

                                                                                                              50,993

(continued on next page)

The accompanying notes are an integral part of the financial statements.

AUL American Series Fund, Inc.
SCHEDULE OF INVESTMENTS
AGGRESSIVE INVESTOR PORTFOLIO (continued)
December 31, 2001
                                                           Interest        Maturity        Principal         Market
        Description                                          Rate           Date            Amount           Value

Long-Term Notes and Bonds (14.2%) (continued)
Corporate Obligations (3.6%) (continued)
  Other Finance (0.1%)
    Osprey Trust*                                          8.310%         01/15/03    $       25,000   $       4,750

                                                                                                               4,750

  Real Estate Investment Trust (REIT) (0.3%)
    Simon Property Group, Inc.                             6.750%         02/09/04            25,000          25,545

                                                                                                              25,545

  Telecommunications (0.3%)
    GTE Corp.                                              6.940%         04/15/28            25,000          25,042

                                                                                                              25,042


      Total corporate obligations                                                                            288,019


  Total long-term notes and bonds (cost: $1,122,541)                                                       1,132,463


Cash and Cash Equivalents (2.0%)
  BONY Cash Reserve                                                                          163,242         163,242

   Total cash and cash equivalents (cost: $163,242)                                                          163,242


Total Investments (cost: $8,262,934)                                                                    $  7,984,565

*Non-income producing.
Percentages shown are based on total investments at market value.
The accompanying notes are an integral part of the financial statements.

This page is intentionally blank

NOTES TO FINANCIAL STATEMENTS
1.      Summary of Significant Accounting Policies
The AUL American Series Fund, Inc. (the Fund) was incorporated under the laws of Maryland on July 26, 1989, and is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. As a series type of mutual fund, the Fund issues shares of common stock relating to separate investment portfolios consisting of the Equity Portfolio, Money Market Portfolio, Bond Portfolio, Managed Portfolio, Tactical Asset Allocation Portfolio (Tactical Asset), Conservative Investor Portfolio, Moderate Investor Portfolio and Aggressive Investor Portfolio, hereinafter, referred to as Portfolios. The Conservative Investor Portfolio, Moderate Investor Portfolio, and Aggressive Investor Portfolio are collectively referred to as the LifeStyle Portfolios. Currently, the Fund offers shares only to separate accounts of American United Life Insurance Company (AUL) to serve as an underlying investment vehicle for variable annuity and variable life contracts. The Fund commenced operations on April 10, 1990.

Investments
Securities traded on a national or international securities exchange are valued at the last trade price on the primary exchange. Listed securities for which no sale was reported on the valuation date are valued at the mean of the
latest  bid  and  ask  price. Short-term   notes  are  valued  at  original
cost  or  amortized   cost  which approximates  market value.  Fixed income
securities for which representative market quotes are readily available are valued at the latest bid price or the mean of the latest bid and ask price. Certain securities may be priced using a matrix price as provided by our pricing vendor. U.S. Government obligations are valued at the latest bid price; however, short term obligations maturing in 60 days or less, when purchased, are valued at amortized cost which approximates market value.

The Money Market Portfolio securities are valued at amortized cost.The Funds use of the amortized cost method is conditioned on its compliance with certain provisions of Rule 2a-7 of the Investment Company Act of 1940. AUL (the Investment Advisor) reviews this method of valuation to ensure that the Portfolio securities are reflected at their fair value.

Security transactions  are  recorded  on the trade  date.  Realized  gains and
losses are determined  on  specific   identification  basis.

Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Income and Expense
Dividend income is recorded on the ex-dividend date, and interest income is accrued daily. Portfolio expenses are recorded on an accrual basis.

Foreign Currency Transactions
The accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates.Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of Portfolio securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

Forward Foreign Currency Exchange Contracts
The Tactical Asset and LifeStyle Portfolios may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Portfolios exposure to foreign currency exchange rate fluctuations. When required, the Portfolios will segregate assets in an amount sufficient to cover their obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolios and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts (continued)
The Portfolios bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

There are no outstanding forward foreign currency exchange contracts at year-end.

Deferred Organization Costs
Expenses incurred by the Fund in connection with its organization have been capitalized and are amortized over five years on a straight-line basis.

Taxes
The fund intends to qualify as a regulated investment company under section M of the Internal Revenue Code. The Funds policy is to distribute all net investment income and realized capital gains to relieve it from all or substantially all federal income taxes.

Dividend and Capital Gain Distributions
For the Money Market Portfolio, dividends from net investment income are declared and paid daily. For all other portfolios, dividends from net investment income and distributions from net realized gains on investments are declared and paid at least annually.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.The book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.      Transactions with AUL
As of December 31, 2001, AULs investment at value in the Fund is:
 Tactical Asset            $       574,600
 Conservative Investor           4,805,000
 Moderate Investor               4,566,500
 Aggressive Investor             4,373,000

                           $    14,319,100

The Fund has an investment advisory agreement with AUL to act as its investment advisor. AUL had a sub-advisory agreement with Dean Investment Associates (Dean) under which Dean acted as the sub-advisor to the Tactical Asset Portfolio. The agreement with Dean was terminated on November 10, 2001, with AUL becoming the advisor to the Tactical Asset Portfolio. On January 18, 2002, Dean redeemed their 50,000 shares held in the Tactical Asset Portfolio and no longer holds any position in the portfolio. AUL also has a sub-advisory agreement with Credit Suisse Asset Management under which Credit Suisse Asset Management acts as the sub-advisor to a portion of the assets of the LifeStyle Portfolios. Notice has been given by Credit Suisse of their intention to terminate the Agreement as of May 1, 2002.

AUL has agreed that its fees may be reduced if the aggregate expenses of the Portfolios exceed 1% of the average daily net assets during the year. For the year ended December 31, 2001, AULs investment advisory fee was reduced for the Tactical Asset and LifeStyle Portfolios. To the extent that AUL has reduced its advisory fees to prevent a Portfolios aggregate expenses from exceeding 1% of its average daily net assets, it may increase its advisory fee during any of the next succeeding 5 years, provided that the aggregate expenses in any given year do not exceed 1% of the average daily net assets in that year. The total amount of any increase in AULs fees will not exceed the amount of the prior fee reduction.

Under the Investment Advisory Agreement, the Investment Advisor is compensated for its services by a monthly fee based on an annual percentage of the average daily net assets of each Portfolio as follows:
        Equity                  0.50%
        Money Market            0.40%
        Bond                    0.50%
        Managed                 0.50%
        Tactical Asset          0.80%
        Conservative Investor   0.70%
        Moderate Investor       0.70%
        Aggressive Investor     0.70%
AUL may terminate the policy of reducing its fee and/or assuming Fund expenses upon 30 days prior written notice to the Fund, and in any event, the policy will automatically terminate if the Investment Advisory Agreement is terminated. The total investment advisory fee incurred during the year ended December 31, 2001, for all of the Portfolios was $2,150,503.

As a result of certain Portfolio expenses exceeding 1% of the average daily net assets, AUL has reduced its investment advisory fee by:
                                 2001    Previous Years          Total

Tactical Asset                $  1,645   $      11,960  $        13,605
Conservative Investor           43,045          115,190         158,235
Moderate Investor               34,840          109,428         144,268
Aggressive Investor             36,069          113,503         149,572

                             $ 115,599   $      350,081 $       465,680

As a result of the reduction in investment advisory fees by AUL, the Fund includes receivables from AUL in other assets for the Tactical Asset, Conservative Investor, Moderate Investor, and Aggressive Investor Portfolios in the amounts of $2,247, $2,430, $2,520, and $2,608, respectively. In addition, during 2001, AUL has agreed to reduce its fees for an additional amount for the Conservative Lifestyle Portfolio. This resulted in the expenses only amounting to .89 percent of the average daily net asset value.

Certain directors of the Fund are officers of AUL.

3.      Agreements with Banks
The Fund has agreements with The Bank of New York (Bank) whereby the Bank serves as custodian of the securities and other assets of the Fund, and as the fund accountant.

4.      Investment Transactions
Purchases and sales of investment securities (excluding short-term securities and money market mutual funds) during the year ended December 31, 2001, were:

                                    Portfolio
                         Equity         Money Market        Bond         Managed       Tactical Asset


Common Stock:
Purchases             $  29,806,174   $             0  $           0   $ 24,751,295   $    2,516,760
Proceeds from sales      16,720,333                 0              0      7,537,506        2,464,359
Corporate Bonds:
Purchases                          0                0     15,421,116      5,830,333          210,430
Proceeds from sales                0                0      8,049,662      3,843,219          300,000
Government Bonds:
Purchases                          0                0     65,079,232     15,237,445          517,389
Proceeds from sales                0                0     52,651,156     18,135,441          106,324

                              LifeStyle Portfolios

                       Conservative      Moderate         Aggressive
                         Investor        Investor          Investor


Common Stock:
Purchases             $   2,064,615  $      3,161,730  $   3,981,156
Proceeds from sales       1,494,466         2,400,756      3,230,340
Corporate Bonds:
Purchases                    50,858            50,858         50,858
Proceeds from sales         135,803            90,535         45,268
Government Bonds:
Purchases                 1,295,295         1,020,248        628,799
Proceeds from sales       1,382,246           964,396        479,929

5.      Authorized Capital Shares
The Fund has 600,000,000 authorized shares of $.001 par value capital stock, which includes 20,000,000 unallocated shares. The remaining shares are allocated to each of the Funds portfolios as follows:
      Equity Portfolio                        20,000,000
      Money Market Portfolio                 400,000,000
      Bond Portfolio                          20,000,000
      Managed Portfolio                       40,000,000
      Tactical Asset Portfolio                25,000,000
      Conservative Investor Portfolio         25,000,000
      Moderate Investor Portfolio             25,000,000
      Aggressive Investor Portfolio           25,000,000

                                             580,000,000

6.Unrealized Appreciation (Depreciation)
Unrealized appreciation (depreciation) for tax purposes at December 31, 2001, are:

                                                                                    Net
                                                                                Unrealized
                           Federal          Unrealized        Unrealized       Appreciation/
                           Tax Cost        Appreciation       Depreciation    (Depreciation)

Equity                 $  100,239,983     $   21,999,233    $  (7,603,897)     $  14,395,336
Money Market              190,670,504                  0                0
Bond                       78,017,788          1,387,477       (1,650,866)          (263,389)
Managed                    82,692,849         12,193,954       (4,107,029)         8,086,925
Tactical Asset              4,928,886            253,069         (445,167)          (192,098)
Conservative Investor       8,527,469            529,230         (595,908)           (66,678)
Moderate Investor           8,501,692            565,595         (821,538)          (255,943)
Aggressive Investor         8,311,837            630,662         (957,936)          (327,272)


The amount of losses recognized for financial reporting purposes in excess of federal income tax reporting purposes, is as follows:
        Bond                         $   7,967
        Conservative Investor           37,575
        Moderate Investor               45,914
        Aggressive Investor             48,904

7. Shareholders
Shares outstanding at December 31, 2001, are:

                                    Portfolio
                                Equity         Money Market          Bond        Managed        Tactical Asset


AUL                                     0                   0                0            0               50,001
Dean Investment Associates              0                   0                0            0               50,000
AUL American Unit Trust         2,732,644           29,496,886       2,059,292     2,539,206               1,954
AUL Group Retirement Annuity
 Separate Account II            2,691,352          130,092,497       4,094,823     2,863,493              72,813
AUL American Individual
 Unit Trust                       552,091            7,792,500         533,228       561,269             233,943
AUL American Individual
 Variable Annuity Unit Trust      209,111           20,855,195         534,471       294,192                   0
AUL American Individua l
 Variable Life Unit Trust          46,734            2,438,412          94,264        63,111                   0

                                6,231,932          190,675,490       7,316,078     6,321,271              408,711

                              LifeStyle Portfolios
                               Conservative         Moderate         Aggressive
                                Investor            Investor          Investor


AUL                               500,000            500,000          500,000
Dean Investment Associates              0                  0                0
AUL American Unit Trust            35,695             62,726           38,046
AUL Group Retirement Annuity
 Separate Account II              348,239            342,202          374,674
AUL American Individual
 Unit Trust                             0                  0                0
AUL American Individual
 Variable Annuity Unit Trust            0                  0                0
AUL American Individual
 Variable Life Unit Trust               0                  0                0

                                  883,934            904,928          912,720

8. Federal Tax Information
The tax components of dividends paid during the year was as follows:

                            Equity      Money Market      Bond         Managed     Tactical Asset

Ordinary income          $ 2,002,784   $   5,911,886  $  3,774,692  $  3,220,218   $   164,725
Long-term capital gains    4,778,677               0             0     2,037,304       320,951


                         Conservative      Moderate      Aggressive
                           Investor        Investor       Investor

Ordinary income         $    283,966   $     198,724  $    102,617
Long-term capital gains            0           3,354        12,856

As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

                                    Equity         Money Market         Bond         Managed        Tactical Asset

Undistributed ordinary income    $    24,499  $               0  $       125,840   $     22,887    $        1,717
Undistributed long-term gain          60,823                  0         (282,199)        54,241            79,800
Undistributed appreciation        14,395,336                  0         (263,389)     8,086,925          (192,098)

                                 $14,480,658  $               0  $      (419,748)  $  8,164,053    $      110,581

                                 Conservative        Moderate        Aggressive
                                   Investor          Investor        Investor

Undistributed ordinary income    $    6,550   $           2,902   $       14,624
Undistributed long-term gain       (228,265)           (459,713)        (681,295)
Undistributed appreciation          (66,677)           (255,943)        (327,272)

                                 $ (288,392)  $        (712,754)  $     (993,943)



Capital Losses incurred after October 31, within the Portfolios fiscal year may be deferred and treated as occurring on the first day of the following year. The following deferred losses will be treated as arising on the first day of the year ended December 31, 2002:
              Bond                         $  51,794
              Conservative Investor           33,216
              Moderate Investor               79,678
              Aggressive Investor             98,662

Capital loss carry forwards are available to offset future capital gains, if any. The accompanying table details the capital loss carry forwards for those funds which have them.
                                      Expiration Year
                                    2009           2008

        Bond                    $       0   $    230,405
        Conservative Inve         195,049              0
        Moderate Investor         380,035              0
        Aggressive Investor       582,631              0

FINANCIAL HIGHLIGHTS
The per share amounts are based on shares outstanding throughout the year.


                                                               Equity Portfolio


                                                                For years ended
                                     Dec. 31, 2001    Dec. 31, 2000    Dec. 31, 1999    Dec. 31, 1998    Dec. 31, 1997


Per Share Operating
Performance:
Net investment income*            $      0.24       $    0.30       $     0.32        $   0.35        $     0.29
Net gain (loss) on investments           1.77            2.51            (0.55)           1.23              4.64

Total from investment
operations                               2.01            2.81            (0.23)           1.58              4.93


Shareholder distributions:
Net investment income                   (0.23)          (0.30)           (0.32)          (0.35)            (0.30)
Realized gain                           (0.96)          (1.00)           (3.66)          (1.99)            (0.25)


Net increase (decrease)                  0.82            1.51            (4.21)          (0.76)             4.38
Net asset value at
beginning of period                     17.57           16.06            20.27           21.03             16.65

Net asset value at end of period  $     18.39      $    17.57      $     16.06       $   20.27        $    21.03


Total return                            11.3%           17.7%            (0.9%)           7.1%             29.6%

Supplemental Data:
Net assets, end of period (000)   $   114,629      $   92,089      $    88,619       $  95,486        $   80,276

Ratio to average net assets:
Expenses                                0.62%           0.64%            0.63%           0.62%             0.66%
Net investment income                   1.26%           1.86%            1.54%           1.61%             1.52%

Portfolio turnover rate                   18%             19%              32%             23%                9%

*Net investment income is calculated based on average shares.
The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (continued)
The per share amounts are based on shares outstanding throughout the year.


                                                          Money Market Portfolio


                                                                For years ended
                                     Dec. 31, 2001    Dec. 31, 2000    Dec. 31, 1999    Dec. 31, 1998    Dec. 31, 1997


Per Share Operating
Performance:
Net investment income*            $     0.03        $    0.05        $    0.05       $      0.05        $   0.05
Net gain (loss) on investments             0                0                0                 0               0

Total from investment
operations                              0.03             0.05             0.05              0.05            0.05


Shareholder distributions:
Net investment income                  (0.03)           (0.05)           (0.05)            (0.05)          (0.05)
Realized gain                              0                0                0                 0               0


Net increase (decrease)
Net asset value at
beginning of period                     1.00             1.00             1.00              1.00            1.00

Net asset value at end of period  $     1.00        $    1.00       $     1.00       $      1.00        $   1.00


Total return                            3.5%             5.8%             4.6%              4.9%            4.9%

Supplemental Data:
Net assets, end of period (000)   $  190,675        $ 140,622       $  126,532       $    82,055        $ 55,757

Ratio to average net assets:
Expenses                               0.52%            0.53%            0.55%             0.61%           0.66%
Net investment income                  3.41%            5.79%            4.60%             4.82%           4.83%

Portfolio turnover rate                    0                0                0                 0               0

*Net investment income is calculated based on average shares.
The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (continued)
The per share amounts are based on shares outstanding throughout the year.


                                                              Bond Portfolio


                                                                For years ended
                                     Dec. 31, 2001    Dec. 31, 2000    Dec. 31, 1999    Dec. 31, 1998    Dec. 31, 1997



Per Share Operating
Performance:
Net investment income*            $     0.66        $    0.68       $     0.61       $     0.60         $   0.60
Net gain (loss) on investments          0.17             0.44            (0.74)            0.36             0.25

Total from investment
operations                              0.83             1.12            (0.13)            0.96             0.85

Shareholder distributions:
Net investment income                  (0.63)           (0.71)           (0.61)           (0.60)           (0.59)
Realized gain                              0                             (0.21)           (0.23)


Net increase (decrease)                 0.20             0.41            (0.74)            0.15             0.03
Net asset value at
beginning of period                    10.50            10.09            10.83            10.68            10.65

Net asset value at end of period  $    10.70        $   10.50       $    10.09       $    10.83         $  10.68


Total return                            7.1%            10.8%            (1.1%)            8.8%             7.9%

Supplemental Data:
Net assets, end of period (000)   $   78,268        $  54,947       $   49,828       $   50,090         $ 34,718

Ratio to average net assets:
Expenses                               0.65%            0.65%            0.62%            0.62%            0.67%
Net investment income                  5.96%            6.52%            5.68%            5.48%            5.53%

Portfolio turnover rate                  95%              93%              93%             132%             107%

*Net investment income is calculated based on average shares.
The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (continued)
The per share amounts are based on shares outstanding throughout the year.


                                                              Managed Portfolio


                                                                For years ended
                                     Dec. 31, 2001    Dec. 31, 2000    Dec. 31, 1999    Dec. 31, 1998    Dec. 31, 1997



Per Share Operating
Performance:
Net investment income*             $    0.41         $   0.49        $    0.49        $    0.51         $   0.48
Net gain (loss) on investments          0.98             1.49            (0.71)            0.79             2.34

Total from investment
operations                              1.39             1.98            (0.22)            1.30             2.82

Shareholder distributions:
Net investment income                  (0.41)           (0.49)           (0.50)           (0.51)           (0.48)
Realized gain                          (0.41)           (0.46)           (1.60)           (0.99)           (0.41)


Net increase (decrease)                 0.57             1.03            (2.32)           (0.20)            1.93
Net asset value at
beginning of period                    13.84            12.81            15.13            15.33            13.40

Net asset value at end of period   $   14.41         $  13.84        $   12.81         $  15.13         $  15.33


Total return                           10.6%            15.7%            (0.8%)            8.3%            21.0%

Supplemental Data:
Net assets, end of period (000)    $  91,096         $ 68,992        $  68,816         $ 73,112         $ 60,477

Ratio to average net assets:
Expenses                               0.64%            0.64%            0.62%            0.62%            0.67%
Net investment income                  2.86%            3.72%            3.25%            3.27%            3.27%

Portfolio turnover rate                  39%              43%              49%              63%              27%

*Net investment income is calculated based on average shares.
The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (continued)
The per share amounts are based on shares outstanding throughout the year.


                                            Tactical Asset Allocation Portfolio


                                                                For years ended
                                     Dec. 31, 2001    Dec. 31, 2000    Dec. 31, 1999    Dec. 31, 1998    Dec. 31, 1997


Per Share Operating
Performance:
Net investment income*             $    0.28        $     0.40      $     0.36       $     0.34        $    0.28
Net gain (loss) on investments          0.17              0.97           (0.81)            0.58             1.75

Total from investment
operations                              0.45              1.37           (0.45)            0.92             2.03

Shareholder distributions:
Net investment income                  (0.28)            (0.74)          (0.36)           (0.34)           (0.28)
Realized gain                          (1.03)            (0.40)              0            (0.09)           (0.96)


Net increase (decrease)                (0.86)             0.23           (0.81)            0.49             0.79
Net asset value at
beginning of period                    12.35             12.12           12.93            12.44            11.65

Net asset value at end of period   $   11.49        $    12.35     $     12.12       $    12.93        $   12.44


Total return                            3.2%             12.3%           (3.1%)            7.2%            15.5%

Supplemental Data:
Net assets, end of period (000)    $   4,694        $    4,203     $     5,155       $    6,469        $   4,452

Ratio to average net assets:
Expenses                               1.00%             1.00%           0.99%            1.00%            1.00%
Expenses before
expense reduction                      1.03%             1.00%           0.99%            1.01%            1.30%
Net investment income                  2.28%             3.25%           2.78%            2.64%            2.24%

Portfolio turnover rate                  67%               23%             77%              41%              52%

*Net investment income is calculated based on average shares.
The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (continued)
The per share amounts are based on shares outstanding throughout the year.


                                              Conservative Investor Portfolio

                                        For Year         For Year         For Year     March 31, 1998
                                         Ended            Ended            Ended       (commencement)
                                     Dec. 31, 2001    Dec. 31, 2000    Dec. 31, 1999    Dec. 31, 1998



Per Share Operating
Performance:
Net investment income*             $    0.34         $   0.41         $   0.34        $    0.22
Net gain (loss) on investments         (0.15)           (0.03)            0.27             0.37

Total from investment
operations                              0.19             0.38             0.61             0.59

Shareholder distributions:
Net investment income                  (0.33)           (0.40)           (0.34)           (0.22)
Realized gain                          (0.01)           (0.37)           (0.42)           (0.07)


Net increase (decrease)                (0.15)           (0.39)           (0.15)            0.30
Net asset value at
beginning of period                     9.76            10.15            10.30            10.00

Net asset value at end of period   $    9.61        $    9.76        $   10.15        $   10.30


Total return**                          1.8%             3.5%             5.8%             5.8%

Supplemental Data:
Net assets, end of period (000)    $   8,495        $   7,841        $   6,507        $   6,281

Ratio to average net assets:
Expenses                               0.89%            1.00%            0.95%            0.95%
Expenses before
expense reduction                      1.41%            1.53%            1.78%            1.35%
Net investment income                  3.43%            3.98%            3.23%            2.21%

Portfolio turnover rate                  42%              79%              72%              82%

*Net investment income is calculated based on average shares.
**Total return for periods less than one year are not annualized. Total return assumes reinvestment of dividends and capital gain distributions, if any. The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (continued)
The per share amounts are based on shares outstanding throughout the year.


                                              Moderate Investor Portfolio

                                        For Year         For Year         For Year     March 31, 1998
                                         Ended            Ended            Ended       (commencement)
                                     Dec. 31, 2001    Dec. 31, 2000    Dec. 31, 1999    Dec. 31, 1998


Per Share Operating
Performance:
Net investment income*               $  0.23          $  0.29          $  0.25         $   0.16
Net gain (loss) on investments         (0.42)           (0.43)            0.63             0.36

Total from investment
operations                             (0.19)           (0.14)            0.88             0.52

Shareholder distributions:
Net investment income                  (0.23)           (0.29)           (0.25)           (0.16)
Realized gain                          (0.01)           (0.50)           (0.46)           (0.04)


Net increase (decrease)                (0.43)           (0.93)            0.17             0.32
Net asset value at
beginning of period                     9.56            10.49            10.32            10.00

Net asset value at end of period    $   9.13          $  9.56         $  10.49        $   10.32


Total return**                         (2.0%)           (1.6%)            8.2%             5.1%

Supplemental Data:
Net assets, end of period (000)     $  8,265          $ 7,789         $  7,812        $   6,804

Ratio to average net assets:
Expenses                               1.00%            1.00%            1.00%            0.94%
Expenses before
expense reduction                      1.43%            1.50%            1.65%            1.34%
Net investment income                  2.46%            2.80%            2.33%            1.62%

Portfolio turnover rate                  46%              77%              74%              60%

*Net investment income is calculated based on average shares.
**Total return for periods less than one year are not annualized. Total return assumes reinvestment of dividends and capital gain distributions, if any. The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (continued)
The per share amounts are based on shares outstanding throughout the year.


                                              Aggressive Investor Portfolio

                                        For Year         For Year         For Year     March 31, 1998
                                         Ended            Ended            Ended       (commencement)
                                     Dec. 31, 2001    Dec. 31, 2000    Dec. 31, 1999    Dec. 31, 1998


Per Share Operating
Performance:
Net investment income*               $  0.14          $  0.18         $   0.16         $   0.09
Net gain (loss) on investments         (0.67)           (0.79)            1.09             0.41

Total from investment
operations                             (0.53)           (0.61)            1.25             0.50

Shareholder distributions:
Net investment income                  (0.12)           (0.18)           (0.16)           (0.09)
Realized gain                          (0.01)           (0.67)           (0.59)           (0.04)


Net increase (decrease)                (0.66)           (1.46)            0.50             0.37
Net asset value at
beginning of period                     9.41            10.87            10.37            10.00

Net asset value at end of period    $   8.75          $  9.41         $  10.87         $  10.37


Total return**                         (5.7%)           (5.8%)           11.7%             5.0%

Supplemental Data:
Net assets, end of period (000)     $  7,982          $ 7,524         $  7,902         $  6,681

Ratio to average net assets:
Expenses                               1.00%            1.00%            0.96%            0.95%
Expenses before
expense reduction                      1.47%            1.51%            1.67%            1.34%
Net investment income                  1.54%            1.74%            1.50%            0.94%

Portfolio turnover rate                  51%              81%              76%              50%

*Net investment income is calculated based on average shares.
**Total return for periods less than one year are not annualized. Total return assumes reinvestment of dividends and capital gain distributions, if any. The accompanying notes are an integral part of the financial statements.
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
DIRECTOR AND OFFICER INFORMATION
                                                                  Principal            Number
                                     Current          Time        Occupations        Portfolios          Other
    Name and Address        Age     Position         Served*      Past 5 Years        Overseen        Directorships

    R. Stephen Radcliffe    56      Chairman and     4 years   Executive V.P., AUL      8           The State Life
    Indianapolis, IN                Member, Board                                                    Insurance Company
                                     of Directors
                                                                                                    American United
                                                                                                     Life Insurance
                                                                                                     Company

                                                                                                    OneAmerica Financial
                                                                                                     Partners, Inc.

    James W. Murphy         65      Member, Board   10 years    Senior V.P., Corporate   8           None
    Carmel, IN                       of Directors                Finance, AUL,
                                                                 Retired

    Ronald D. Anderson      62      Member, Board   10 years    Professor, Kelley        8           None
    Mooresville, IN                  of Directors                School of Business,
                                                                 Indiana University

    James P. Shanahan       68      Member, Board   10 years    Retired                  8           None
    Indianapolis, IN                 of Directors

    Donald J. Stuhldreher   66      Member, Board    1 year      President, Huntington   8           Executive Board of
    Indianapolis, IN                 of Directors                 Bancshares, Inc.,                   Friends of the
                                                                  Retired                             Josephinum
                                                                                                      Pontifical Seminary

                                                                                                      Franklin County
                                                                                                       Court Appointed
                                                                                                       Special Advocate

    Constance E. Lund       48      Treasurer       2 years       Vice-President, AUL     8           American United
    Indianapolis, IN                                              Senior V.P. Corporate                Life Insurance
                                                                   Finance, AUL                        Company
                                                                  (January, 2000-Present)
                                                                                                      Treasurer,
                                                                                                       OneAmerica
                                                                                                       Securities, Inc.

    Richard A. Wacker       53      Secretary       11 years       Associate General       8          OneAmerica
    Trafalgar, IN                                                   Counsel, AUL                       Securities, Inc.
*There is no statutory term of office. Directors are elected until their successors are duly elected and qualified.

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American United Life Insurance Company
One American Square P.O. Box 368
Indianapolis, IN 46206-0368
www.aul.com

Form No. P-12757D  (1/02)